As filed with the U.S. Securities and Exchange Commission on 1/11/2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22761

Stone Ridge Trust

(Exact name of registrant as specified in charter)

510 Madison Avenue, 21st Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

(Name and address of agent for service)

(855) 609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1. Reports to Stockholders.

Annual Report

October 31, 2018

Stone Ridge High Yield Reinsurance Risk Premium Fund

Stone Ridge U.S. Large Cap Variance Risk Premium Fund

Stone Ridge U.S. Small Cap Variance Risk Premium Fund

Stone Ridge U.S. Variance Risk Premium Master Fund

Stone Ridge International Developed Markets Variance Risk Premium Fund

Stone Ridge Global Equity Variance Risk Premium Master Fund

As Revised

Shareholder Letter

“The high volatility of stock returns is common knowledge, but many professional investors seem unaware of its implications.”

- Eugene Fama (2018), Volatility Lessons

“It’s not supposed to be this easy to make so much money, especially with such remarkable consistency.”

- Foreword to Reducing the Risk of Black Swans (December 2017), referring to the S&P 500

“It’s possible to go forward with no 60/40 at all. In fact, it may even be necessary.”

- Stone Ridge 2017 Shareholder Letter

“Don’t tell me what you ‘think,’ just tell me what’s in your portfolio.”

- Nassim Taleb (2018), Skin in the Game

December 2018

Dear Fellow Shareholder:

We just passed the 10th anniversary of the discovery that Bernie Madoff was running a Ponzi scheme,1 a sobering reminder of how easy it is for any of us to believe things we want to be true. I was given an opportunity to invest in Madoff in 1998. At the time, I was running a fund with lots of excess cash and Madoff was pitched to me as a cash management tool, given its (lack of) volatility and positive mean. After seeing the cumulative return chart, I passed – due solely, and thankfully, to my training in the finance department at the University of Chicago. We just don’t get 45 degree lines in finance. In trigonometry maybe, but not in finance.

All along, there was one Madoff “game over” diligence question, hiding in plain sight. Madoff was supposedly too big for the listed options markets, which was the given reason why his trades never showed up on the tape.

So if Madoff did all of his “trading” over-the-counter (OTC), the only necessary diligence question would have been “Who are the OTC counterparties?” Just one name would have sufficed.    And we wouldn’t even have needed to ask the OTC counterparty what Madoff trades or how he trades, just that he trades.

Of course, there would have been no name because there were no trades, OTC or listed, ever.

Tragically, no one asked this simple question. We should never underestimate the power of believing things we want to be true.

Is the Equity Risk Premium Positive?

“The disease is spread by contagion. For example, consider the introduction of scurvy into French military hospitals by veterans returning from war, or the rapid spread of scurvy from one sailor to another in naval vessels.”

-

Dr. Jean-Antoine Villemin, member of the prestigious Paris Academy of Medicine, and the first to demonstrate that tuberculosis was an infectious disease, speaking in 1874 and echoing the near universal view of scurvy at the time and since the mid-1500s

[1]	For a riveting podcast on the Madoff scandal, check out The Alpha Exchange, with host Dean Curnutt interviewing Harry Markopolos, to whom I attribute the content of this section.

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Shareholder Letter

“It ain’t what you don’t know that gets you into trouble. It’s what you know for sure that just ain’t so.”

- maybe Mark Twain

From the mid-1500s until about 1900, scurvy plagued the shipping industry. Generations of medical researchers frantically searched for a cure. Back then, most of the world was as convinced about how scurvy “spread” as we are today about the theory of gravity: scurvy was a communicable, germ-spread disease passed sailor to sailor over long journeys in close quarters. Unfortunately, this was also the era of hero-making scientific breakthroughs in germ-detection processes, which blinded the germ-focused researchers to the truth for centuries.

The germ-spread theory turned out to be false. We know today that scurvy is a disease caused solely by lack of vitamin C in the diet. Germs have nothing to do with it. Tragically, even in the beginning of the last century, after the diet-based “cure” for scurvy became widely accepted, many prominent infectious disease researchers kept bacteria hunting. They so strongly believed what they wanted to be true.

The story of scurvy is only one of innumerable examples throughout history in which the world was utterly convinced of something important that turned out to be false (e.g., the earth is flat, the sun revolves around the earth, smoking is not bad for you).

Today, the world is convinced that the stock market has a positive risk premium – because for 90+ years it has. The world is equally convinced that every time the stock market goes down, no matter how far or for how long, it always comes back – because for 90 years it has.

Let’s be careful with what we know for sure, that maybe just ain’t so.

First, let’s dimension uncertainty about the mean

In recent work, Nobel Prize winner Eugene Fama rigorously quantifies the substantial role luck will play in the future realized equity risk premium.2 Despite utilizing the hefty historical equity risk premium to anchor his analysis, Fama shows that negative future realized equity premiums should still occur in 1 in 4 five-year periods, 1 in 9 twenty-year periods, and 1 in 12 thirty-year periods. 1 in 12 is not low.

While Fama’s conclusion about the important role chance plays in markets is nothing new, he warns us “many professional investors seem unaware of its implications.” Let’s try the following thought experiment: how much of our future quality of life is riding on the performance of our stock portfolios over the next 30 years? What would have to change if it’s cumulatively negative?

It’s a fiduciary’s responsibility to wonder if the equity risk premium, like all risk premiums, will be the same going forward as it’s been in the past.

Price-insensitive buying

Consider the buying behavior of just one market participant, Vanguard. Over the last five years, Vanguard – with a ~50% market share of the index fund market – averaged about $300 million of net buying of U.S. stocks per day, every day, from just their two largest mutual funds and two largest ETFs.3 This doesn’t include the role of State Street, iShares, and others who, together, represent the other ~50% of the index fund market. Let’s conservatively assume that there’s been at least $500 million of net buying of U.S. stocks per day during this period from index players. Now consider the implications of the price-insensitive nature of index fund behavior. In what other industry do the largest customers say to their merchants, “I’m going to buy at least $500 million of your product per day, every day ok? You’re asking if

[2]	Eugene Fama (2018), Volatility lessons, working paper, University of Chicago Booth School of Business
[3]	Source: Vanguard

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Shareholder Letter

I want a great deal for giving you that kind of volume? Well, I appreciate you asking, but no, actually, I don’t. I’m going to show up to buy from you at your offer price, every day, no matter what your offer price is.”

While there are many factors that drive stock returns, years of unprecedented index fund net buying of the same names unquestionably helped. The market largely went straight up with bursts of “epic quiet” volatility, fueled by index funds mechanically buying every dip. Index funds provided “Corporate QE” (QE = quantitative easing), with an impact on stocks likely on par with what global Central Bank QE provided for bonds. Systemic risk lurks when the price-insensitive net buying becomes price-insensitive net selling.4

The combined effect of global central bank money printing, zero percent interest rates, and price-insensitive net buying from equity index funds makes it difficult to support the view that the future equity risk premium will be higher than it’s been in the past. Perhaps it’s the same, but common sense suggests it will be lower. Using a more conservative, but still positive, estimate for the future equity risk premium – that is, just shifting Fama’s starting point for the equity risk premium in his analysis from the historical level to something smaller – Fama’s methodology could easily show there is really a 1 in 5 chance, not 1 in 12, that the equity risk premium will be negative for future thirty-year periods. It’s prudent to re-underwrite whether we would take that kind of risk with so much of our life savings.

Unfortunately, the news for stocks gets worse.

What has really caused wealth creation in the stock market?

Since 1926, when the CRSP5 database began, there have been approximately 26,000 U.S. public companies that, collectively, have delivered about $35 trillion of wealth creation for their shareholders. So it might seem absurd to question whether the equity risk premium is positive. But let’s be precise in our use of “is” versus “was” and be extra careful about believing things we want to be true.

The evidence that stock returns exceed the risk-free return in the long term is based on broadly diversified portfolios. That is, “the market.” And, on this topic the science is, indeed, settled, if only historically. The stock market as a whole has soundly beaten Treasury bills (T-bills) since 1926. However, if instead we focus on individual stock returns, the story is more nuanced, and what the data tells us is remarkable.

In groundbreaking new work, Hendrik Bessembinder shows us that, even during the golden age of public equities these last ~90 years, the majority of individual stocks have returned less than T-bills. And this holds at every time horizon: monthly, quarterly, annually, and all the way out to cumulative lifetime returns.6 Taken together with the substantially positive historical equity risk premium, we’re forced to conclude that the entire premium itself has been driven by relatively few stocks.

How few? Bessembinder shows that, astonishingly, only 4% of stocks explain all stock market-driven wealth creation since 1926. The other 96% are a push. Further, the majority of stocks have negative lifetime returns. And the single most common return for a public company? -100%.    Let’s pause, re-read this paragraph, and begin to consider its implications.

[4]

To highlight the fragility just below the surface, consider that this month the most liquid tool for hedging market risk, S&P 500 E-mini futures, has volume available on the best bid and offer between 2/5th and 1/20th of what was available 12 months ago.

[5]	Center for Research in Security Prices at the University of Chicago.
[6]	Hendrik Bessembinder (2018), Do stocks outperform treasury bills? Forthcoming in the Journal of Financial Economics.

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Shareholder Letter

Perhaps there are no implications, and the results should be met with a shrug. Who really cares if all the gains are concentrated in a few stocks as long as one holds the entire market?i

What do we want to be true about the sign of the equity risk premium?

“The singular goal is to invest in those very few mega deals that deliver crushing returns. Anything less simply won’t move the needle.”

- Joe Dwyer, Founder Equity blog (2014), on the importance of the right tail in venture capital investing

If we double-click on Bessembinder’s 4% and look even more narrowly at only the top 25 wealth generating stocks since 1926, including names like Amazon and Microsoft, we see that those 25 – less than 1 in 1000 stocks ever to exist – account for ~30% of all stock market-driven wealth creation. We also see that the inflation-adjusted current market cap of those stocks is, on average, about 400 times larger now compared to when each first appeared in CRSP. Amazon’s and Microsoft’s ratios are about 1000x and 400x, respectively. These firms clearly achieved venture capital-style returns via public markets and those returns were available to public market investors because those companies went public with relatively modest first day market caps of $696 million and $1.9 billion, respectively.

Now, let’s examine two well-known private companies considering 2019 IPOs: Peloton and Uber. Capital markets professionals believe that the initial public market IPO valuation of each company could be $10 billion and $120 billion, respectively. Applying the 400x standard above would imply that someday Peloton would have to be a $4 trillion company and someday Uber would have to be a $48 trillion company. Both numbers are preposterous. I don’t know anyone at Uber, but I do at Peloton as I’m a shareholder, and I think Peloton is one of the best run companies in the world today. However, with all due respect to Peloton’s phenomenal executives, there is no way it’s going to be a $4 trillion company.

If we look under the hood of each firm, we will find investors who did earn more than 400x on their investments. They were the early stage investors, either via venture funds or via direct stock purchases.

So 400x returns remain available, but they have moved to the private markets. Onerous regulations, primarily Sarbanes-Oxley, but also many others, disproportionately hit small stocks, and may have contributed to the trend of the best companies, like Peloton, staying private longer – and, critically for public market investors, until they are no longer small.

An IPO is just a method of financing, period. Nothing fundamental changes overnight, post-IPO, about the quality of a firm’s products or about its relationship with its customers.

So who would go public? Only companies that have to, where “have to” is defined as a) needing the money, or b) needing to create liquidity for their early investors and/or employees who own shares.

The growth in private markets has created adverse selection in the quality of companies that go public small. Essentially, what the private markets – with a far higher bar for return on invested capital – have told small IPO companies is: “We won’t fund your growth any more, and we certainly won’t fund your early investors and/or employees cashing out. If you don’t want to go away, go public where the questions are easier and the bar for funding is much lower.”

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

Taken together, in my view, Bessembinder’s work, combined with the explosion in private markets and the resulting elimination of the “right tail” (i.e., 400x) for individual stock public market returns – the entire source of the historical equity risk premium – drives a stake through the heart of public equities as an asset class.

Too good to be true?

While the empirical analysis is compelling, it’s unnecessary. We can combine the parable of “The Emperor’s New Clothes” with the lessons from Madoff and briefly review certain aspects of the public equity market:

We get to make on average 4-6% annualized excess return in a trade everyone knows about, with limitless capacity and tax-free compounding, and we get the exposure permanently for free with a single mouse click? And we can invest without fear because if our positions go down, regardless of how much, all we have to do is be patient and they will always come back?

Perhaps what’s above should start with “Once upon a time…”? It sounds like a magic money tree more fitting a Hans Christian Andersen story than as the prime driver of folks’ future ability to retire and stay retired with dignity. Public equities are the most crowded trade in capital markets today, with an unrelenting gusher of price insensitive money rushing in (for now). Is there another asset class whose owners feel a stronger sense of entitlement to positive, long-term returns?

Public equities no longer pass the smell test because a free and limitless return-generating mechanism that delivers a 4-6% annual risk premium means that it’s too easy to make too much money with no work. Nothing in life that good is that easy. When the 4-6%7 equity risk premium was available, it wasn’t clear that was the size of the premium. Realized risk premiums are only obvious in hindsight.

Let’s see what happens in the coming decades. For investors with substantial public equity allocations, it’s appropriate to re-assess the retirement lifestyle impact if what they currently believe about the public equity risk premium turns out not to be true.

I interpret Bessembinder’s work to suggest that the likely sign of the equity risk premium is not statistically positive going forward and, at best, the equity risk premium is much smaller now than it has been historically. As a practical matter, in light of the substantial uncertainty around the estimate of the true mean excess return of the overall market, a 50% public equities allocation – common in the wealth management industry – is too high.8 Prudent risk management requires that the more uncertain we are about future expected excess return of any asset class, the more conservative (i.e., truly diversified) of an allocation we should have. Simply put, let’s not keep 50% of our eggs in one basket, if our future depends on those eggs.

In light of the unmeasurable model uncertainty inherent in all areas of the capital markets, my personal investing rule is that nothing – literally nothing no matter what – deserves more than a 10% allocation. For my own life savings I find anything more concentrated too risky.

[7]	Equity risk premium estimate from Damodaran, A., “Equity Risk Premiums (ERP): Determinants, Estimation and Implications – The 2018 Edition”, Stern School of Business, working paper.
[8]

“Don’t tell me what you think, tell me what’s in your portfolio”: I have zero net market exposure to public equities. Having said that, based on our best available shareholder information, I am by far the largest end investor of the Elements funds, which I beta hedge to zero net market exposure. In the realm of public equities, I only want long-term exposure to the “Elements” (i.e., the factors). For those who do want net long public equities exposure, I believe systematically tilting towards the riskier names and paying zero management fees should be non-negotiables.

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

Skin in the Game at Stone Ridge

The profound, and unavoidable, implications of model uncertainty surface an important motivational element of what caused me to start Stone Ridge in the first place: to help our investors and our employees (including me) truly diversify and therefore de-risk the path to and through retirement. We take the “buy the market” philosophy of a firm like Vanguard, marry it with the patient “m choose n” execution innovation of a firm like Dimensional Fund Advisors (DFA), and apply it to what we believe to be valuable and diversifying asset classes where it hasn’t been applied before.

However, our core original innovation is to create funds that systematically tap into the business profits and losses, not capital market returns, of globally important risk transfer services.

At the firm’s inception, we contrasted the equity risk premium with the reinsurance risk premium as proxied by the Swiss Re Index (SRI) of catastrophe (“cat”) bonds. Back in 2012, fund returns data suggested to us that it would be very easy to replicate the S&P 500 and very hard, but potentially extremely valuable, if we could replicate the SRI. In practice, to match the SRI one would have to obtain and maintain the benchmark exposures to each bond, each with extremely limited capacity, especially in the primary issuance market, which is when the index “buys” its bonds. And building a cat bond portfolio is only possible bond by bond, not with a click.

Fast forward to the July 2013-November 2018 period, the fully invested timeframe of our first fund – the Stone Ridge High Yield Reinsurance Risk Premium Fund (ticker: SHRIX) – designed to track the SRI net of its fees. During this 5+ year period, the no-fee, no-transaction cost, non-investable Swiss Re index was valuable indeed, “returning” 29.3% with no correlation to anything (note: this compares to the Barclays Agg’s return of 11.5%). Of the eight Eurekahedge ILS index reinsurance funds with “cat bond” in their name, the median cumulative net return has been 15.5%, and the 75th percentile fund returned 19.4%. During this same period, SHRIX returned 29.9% net. The reinsurance risk premium, and particularly the Stone Ridge approach, which uniquely accesses the limited market in catastrophe bonds via maniacal focus on primary issuance – sharply limiting its capacity – passes the smell test.9

Since we launched that first Stone Ridge fund, we’ve tirelessly sought innovation, though the vast majority of our collective work just isn’t good enough and ends up on the cutting room floor. Having said that, additional alternative franchises – a whopping two in the subsequent five years – have met our standards as anti-fad, possessing what we believe to be a materially positive risk premium, truly diversifying to each other and, critically, to stocks and bonds. We are honored to now be responsible for $14 billion of our investors’ and our employees’ life savings.

Inspired by Taleb’s “Don’t tell me what you ‘think’, just tell me what’s in your portfolio” morality, the team at Stone Ridge has skin in the game. In 2018, I personally shouldered the largest losses in SRRIX and AVRPX of any Stone Ridge fund investor (and the largest gains in LENDX). In my view, if you give an opinion and someone follows it, you must be exposed to its consequences. And it has to be real exposure, not window dressing.

At Stone Ridge, our code is symmetry with our investors, having a share of the harm, and paying a material financial penalty if something goes wrong, regardless of the cause (the opposite of Wall Street executives during the credit crisis). And although nothing “went wrong” in 2018 in the intellectual sense that successful risk premium investing requires occasional rough years – which must be unpredictable else there would be no risk premium in the first place – something certainly “went wrong” in the actual sense, the only sense that matters: we lost money.

[9]

Relatedly, in proprietary research available on request, a mimicking portfolio of quota shares returned ~1.5%/year over cat bonds due to higher levels of diversification which facilitate higher levels of structural leverage inherent in a reinsurer’s business model, and therefore a quota share. In addition, quota shares, especially with the globally leading reinsurers (i.e., the best underwriters with the lowest loss ratios) are far harder to source, structure, evaluate, and risk manage than cat bonds.

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Shareholder Letter

I lead from the front and share the pain as a matter of justice and honor. Alongside me, with locked arms, every Stone Ridge employee invests in every strategy at full fees. Skin in the game keeps hubris in check.

The Law of Practice

While nothing in investing is easy or obvious, when you source priced risks, returns are reliably positive on average, but unpredictable over any particular interval. Some years are great, others can hurt – it is simply a function of when the intentional risk bearing pays off. Yet many investors try to time the market, an expensive and dangerous pursuit.

Why is succumbing to market timing prevalent among so many (but certainly far from all) investors? Perhaps because it’s in our nature to think we’re exceptional. It’s hard wired in our brains as a component of evolutionary survival. 90% of us think we’re above average drivers and 25% of us think we’re in the top 1%. And we especially don’t like to think of ourselves as passive or static when something is not going as we hoped. Instead, we want to “do something!” Unfortunately, in investing, confusing strategy with outcome is hazardous to our wealth.

Getting the sign and magnitude of the risk premium right and then staying in the trade – patiently and at times uncomfortably – is, in our view, the right thing for long-term wealth creation and the only way to earn the average.

We don’t generally associate inactivity with practice, but maintaining a target asset allocation each year is active and it does require practice. Every decision is an active decision, including a decision not to change. Practice is such a powerful thing that it doesn’t have the ability to discriminate between what is good for you and what is not. If you practice negative habits that are not conducive to your growth, you will become really good at those negative habits. If you practice positive habits that are conducive to your growth you will become really good at those positive habits.

Whatever it is you practice is that which you become good at. That’s the immutable Law of Practice.

However, just because something is simple doesn’t mean it’s easy. Staying in the trade and seeking to earn the average requires patience, discipline, and an ability to mentally manage substantial uncertainty – for an uncertain period of time. While not everyone can do that, the motivation to develop this practice is clear, as the ability to handle uncertainty is directly proportional to the quality of the long-term outcome that can be generated (i.e., the quality of your life). There are no shortcuts or magic pills.

People and societies that can delay gratification – and manage the associated uncertainty along the way – end up controlling the vast majority of capital accumulation and enjoying the vast majority of health and prosperity. It’s the most powerful source of life inequality.

The Stone Ridge Network

We have enough humility at Stone Ridge to avoid the need for complexity in product development and enough focus to say no to almost 100% of the opportunities that come our way. Our kindness has attracted the Stone Ridge Network who, like us, prefer the path of simple things properly done.

Comprised of 100+ of the leading RIAs in the U.S. who each invest across multiple Stone Ridge products, the RIAs in the Stone Ridge Network create value for each other. The most recent example: Flourish Cash.ii Flourish Cash currently offers a 2.3% annual percentage yield (APY)iii on cash held at its program

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

banks, with that cash eligible for up to $6 million of FDIC insurance per two-person household.iv Since launch earlier this month, it’s averaged 40% growth, per day, an utterly unsustainable pace, but one I believe will stay brisk.

What made Flourish Cash possible was an observation about the “CAC” (customer acquisition cost) of retail deposits at banks: it costs a bank $1500-$2000 to acquire a retail depositor and far more to acquire a high net worth retail depositor.10

In contrast, the Flourish Cash team, powered by the Stone Ridge Network, can provide a single source of thousands of high net worth retail depositors for each of the Flourish Cash program banks, CAC-free. These CAC-free deposits from Flourish Cash customers are so valuable that the banks offer those customers a higher yield. These banks are not non-profits. It’s all about their CAC, and not paying it, which is all about the Stone Ridge Network.

I’m old enough to remember when cash was an asset class, as it is again today. RIAs who win the future will be as forward thinking about their cash management practices as they are today about their alternative asset management practices. Basically anything that’s not stocks and bonds will be needed as a critical enhancement to the RIA arsenal. Cash is now just another uncorrelated alternative.

Business is a Listening Contest

Some things need to be believed to be seen – Flourish Cash was one of those things. At Stone Ridge, we think from the future, close our eyes and imagine our vision is realized. Then, together, we relentlessly iterate so that what we believe will ultimately be seen. Working quietly out of view, we ignore the impulses of others to seek recognition. And we don’t believe that those out there in the limelight are getting the better end of the deal. We’re too busy loving our work to do anything else.

New opportunities arrive ceaselessly, as long as we’re each willing to learn. Business is a learning contest, and our ability to innovate as an organization depends on each of us entering every conversation as if we have something to learn. Because we do. True listening requires a setting aside of oneself. When done expertly, the person across the table senses this. They open up their inner recesses, and share their deepest creativity. Conversations are not promotional opportunities. In a real conversation, you’re in it together. And because business is a learning contest, it’s actually a listening contest.

The most sustainable fountainhead of innovation at Stone Ridge will flow from each of us developing and maintaining world class listening skills. Not excellent. World class. The average person can talk at about 200 words per minute, but can listen at about 500 words per minute. The problem is that when we only hear 200 words per minute in a conversation, it’s easy to fill in the gaps with distracting thoughts. It takes real energy and focus to appropriately pay attention to someone, but if you can’t do that, you’re not in a conversation and you’re not learning. Check yourself on this. Do you listen with the intent to understand, or do you listen with the intent to reply?

Folks who talk too much feel in control and the center of attention. Talking means they don’t have to hear anything they’re not interested in, including new ideas that might tweak their perspective or expand their world. In contrast, consider Randy Cohen, my brilliant and blind old friend and co-author, with Josh Zwick, in the Illuminating the Path Forward series. Randy didn’t used to be blind, but now he is so instead of reading, he listens to books and emails. Through deliberate practice over many years, he can listen up to 750 words per minute. 750 words! No wonder he’s one of the most creative and interesting people I’ve ever met.

[10]	https://tearsheet.co/data/why-customer-acquisition-is-so-difficult-for-financial-startups/

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

My Mom

As some of you know, my mother passed earlier this year. This is my first New Year’s without her. It stinks. A parent passing is something we each process differently and my father passing over six years ago was the animating spark that caused me to start Stone Ridge. However, when my mom passed this year there was no such spark. For me, a second parent passing was another thing altogether and I unfortunately learned that a second parent passing for an only child comes with its own set of trials. While I now feel mostly back to myself, I still really miss my mom.

In honor of my mom this holiday season, I’d like to share something she told me just a few weeks before she passed. She said, “Whenever you talk to someone, be prepared to be amazed. I am, and I’m never disappointed. You can do the same thing. Whether it’s a teammate, a client, a child, a parent or a spouse: listen and be prepared to be amazed.”

Is it any wonder I’m endlessly grateful for my mom?

So over this holiday season, please put down that piece of plastic and glass you are addicted to stroking. Technology is a wonderful thing, but only if you are in charge of it. Give your family your undivided attention. In conversation today, do not think about what you are going to say next. Just listen. Listening equals love. And be prepared to be amazed.

On behalf of Stone Ridge, I offer my deepest gratitude to you for sharing responsibility for your wealth with us this year. We look forward to serving you again in 2019.

Warmly,

Ross L. Stevens

Founder and CEO

ENDNOTES

i Bessembinder’s work also has profound implications for active management of equities.    The 4% result means that a bet on any particular active manager reduces to a bet that that manager can identify enough of the 4% wealth-creating stocks in advance, because the market portfolio, by definition, contains them. The bar, then, is not “beat the market,” rather it’s “don’t miss too many of the 4%.” How important are the 4%? Consider that a) missing only the top 25 wealth generating stocks out of the ~26,000 U.S. stocks to ever exist (so less than 1 in 1000), and b) not holding those 25 since their inception in CRSP (an impossible task without time travel), would have incurred an opportunity cost of almost a third of the cumulative wealth generated by owning the entire U.S. stock market the last 90 years.

How likely is it that an active manager will own enough of the 4%? Or the 25? Consider the fact that the typical active mutual fund manager holds 65 stocks and decide (Kacperczyk, M., Sialm C., Zheng L., (2006). On the industry concentration of actively managed equity mutual funds. Journal of Finance 60 1983–2011).

Some market observers suggest that individual stock return dispersion is needed for active managers to outperform, and that some market environments are “better” for active management than others. Bessembinder shows this is nonsense. The pool active managers need to fish in, the 4% or the 25, is vanishingly small, likely impossible to identify in advance, and almost certainly institutionally impossible to stick with through the inevitable drawdowns along the way.

But the news gets worse for active management, because the percentage of stocks beating T-bills has been dropping. Precipitously. In the first five decades of the last ~90 years, the average decade saw 70% of public equities beating T-bills, while in the average decade of the last 40 years 38% of stocks beat T-bills – and in none of the last four decades did the typical stock beat T-bills.

However, the final stake through the heart of active management is not a comparison of stocks to T-bills. It’s a comparison of stocks to the overall market. In each of the last four decades, only a quarter of stocks beat the market on average, ranging from a low per decade of 21% to a high of 33%. Bessembinder shows us that the active management fishing pool is way too tiny. It’s

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Shareholder Letter

unrealistic to think that any manager, especially one identifiable in advance, is skilled enough to own enough of the 25% market beating stocks over a decade vs. the losing 75%. No wonder active management underperforms: it’s hopeless. The data supports what we know intuitively: alpha and luck are synonyms.

Disclosures relating to Flourish Cash

ii Flourish Cash is a service offered by Stone Ridge Securities LLC, a registered broker-dealer and FINRA member firm. Flourish Cash is currently available via invitation only and is currently available only in certain states, and this letter is not an invitation or solicitation to open an account. Stone Ridge Securities LLC is an affiliate of Stone Ridge Asset Management LLC. Stone Ridge Asset Management LLC does not provide any services, including investment advisory services, in connection with Flourish Cash and does not provide any guarantees or financial support to Flourish Cash accounts. The cash balance in a Flourish Cash account is swept from a brokerage account at Stone Ridge Securities LLC to deposit account(s) at one or more third-party banks that have agreed to accept deposits from customers of Stone Ridge Securities LLC (“program banks”). The accounts at program banks pay a variable rate of interest.

iii The Annual Percentage Yield (APY) displayed here is effective as of 12/27/2018. This APY is variable and may change at any time. The current APY for Flourish Cash is available at www.flourish.com.

iv The cash balance in a Flourish Cash account that is swept to one or more Program Banks is eligible for Federal Deposit Insurance Corporation (“FDIC”) insurance, subject to FDIC rules, including FDIC aggregate insurance coverage limits. FDIC insurance will not be provided until the funds arrive at the program bank. There are currently 6 program banks available to accept deposits, making customers eligible for up to $1,500,000 of FDIC insurance for individual accounts ($250,000 for each of the 6 program banks) and up to $3,000,000 of FDIC insurance for joint accounts with two owners ($500,000 for each of the 6 program banks). The total FDIC coverage for a two-person household is calculated assuming that each household member has an individual account and that both household members share a joint account. Although Flourish Cash is offered through a brokerage account and cash held in brokerage accounts often has the benefit of SIPC protection, until such time as Stone Ridge Securities LLC offers securities products, customers likely will not have the benefit of SIPC protection for cash held in their Flourish Cash account. Further, SIPC protection is not available for any cash held at the program banks. The investment Funds described in this letter are separate from Flourish Cash, and such Funds are (i) not insured by the FDIC; (ii) not deposits or other obligations of any FDIC-insured financial institution and are not guaranteed by any FDIC-insured financial institution; and (iii) subject to investment risks, including possible loss of the principal invested.

RISK DISCLOSURES

The Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund”), the Stone Ridge Reinsurance Risk Premium Interval Fund (“SRRIX” and, together with the High Yield Reinsurance Fund, the “Reinsurance Funds”), the Stone Ridge U.S. Large Cap Variance Risk Premium Fund (the “U.S. Large Cap VRP Fund”), the Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “U.S. Small Cap VRP Fund”), the Stone Ridge U.S. Variance Risk Premium Master Fund (the “U.S. VRP Master Fund” and, together with the U.S. Large Cap VRP Fund and the U.S. Small Cap VRP Fund, the “U.S. VRP Funds”), the Stone Ridge International Developed Markets Variance Risk Premium Fund (the “Developed Markets VRP Fund”), the Stone Ridge Global Equity Variance Risk Premium Master Fund (the “Global VRP Master Fund” and, together with the Developed Markets VRP Fund, the “International VRP Funds”) and the Stone Ridge All Asset Variance Risk Premium Fund (“AVRPX” and, together with the U.S. VRP Funds and the International VRP Funds, the “VRP Funds,” and the Reinsurance Funds and the VRP Funds, collectively, the “Funds” and, each, a “Fund”), and the Elements Portfolios (which consist of the Elements U.S. Portfolio (“ELUSX”), Elements U.S. Small Cap Portfolio (“ELSMX”), Elements International Portfolio (“ELINX”), Elements International Small Cap Portfolio (“ELISX”), and Elements Emerging Markets Portfolio (“ELMMX”) (collectively, the “Portfolios,” and each a “Portfolio”)), are generally sold to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by Stone Ridge Asset Management LLC (the “Adviser”); (ii) clients of such institutional investors; and (iii) certain other eligible investors (as described in the relevant prospectus). Investors should carefully consider the Funds’ and the Portfolios’ risks and investment objectives, as an investment in the Funds and/or the Portfolios may not be appropriate for all investors and the Funds and the Portfolios are not designed to be a complete investment program. There can be no assurance that the Funds and/or the Portfolios will achieve their investment objectives. An investment in the Funds and/or the Portfolios involves a high degree of risk. It is possible that investing in a Fund and/or a Portfolio may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. Before investing in a Fund and/or a Portfolio, an investor should read the discussion of the risks of investing in the Fund and/or a Portfolio in the relevant prospectus.

As of 12/26/2018, ELUSX holds positions in Amazon and Microsoft, which represent 1.49% and 0.12%, respectively, of ELUSX’s total assets. Holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

Investing in funds involves risks. Principal loss is possible.

The VRP Funds may invest in a variety of derivatives, including put and call options, futures contracts, options on futures contracts, swaps, swaptions, and other exchange-traded and over-the-counter derivatives contracts. The VRP Funds may invest in derivatives to generate income from premiums, for investment purposes, and for hedging and risk management purposes. A VRP Fund’s use of derivatives as part of its principal investment strategy to sell protection against the volatility of various underlying references involves the risk that, if the volatility of the underlying references is greater than expected, the VRP Fund will bear losses to the extent of its obligations under the relevant derivative contracts, which may not be outweighed by the amount of any premiums received for the sale of such derivative instruments. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, and credit risk.

The equity securities of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. The equity securities of large-capitalization companies can perform differently from other segments of the equity market or the equity market as a whole and they may be less flexible in evolving markets or unable to implement changes as quickly as their smaller counterparts. Direct or indirect investments in securities of foreign issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers, including differences in accounting, auditing and financial standards; less government supervision and regulation; currency risk; risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments; less publicly available information; less volume in foreign markets; and increased costs of transacting in foreign markets. These risks are heightened in emerging markets.

The reinsurance industry relies on risk modeling to analyze potential risks in a single transaction and in a portfolio of transactions. The models are based on probabilistic simulations that generate thousands or millions of potential events based on historical data, scientific and meteorological principles and extensive data on current insured properties. Sponsors of reinsurance-related securities typically provide risk analytics and statistics at the time of issuance that typically include model results.

Event-linked bonds, catastrophe bonds and other reinsurance-related securities carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, a Fund may lose a portion or all of its investment in such security. Such losses may be substantial. The reinsurance-related securities in which the Funds invest are considered “high yield” or “junk bonds.”

SHRIX and SRRIX may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, each of SHRIX and SRRIX will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, each of them may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S. These risks are greater in emerging markets.

A Fund (or its subsidiaries) may obtain financing to make investments and may obtain leverage through derivative instruments that afford the Fund economic leverage. Therefore, the Funds are subject to leverage risk. Leverage magnifies a Fund’s exposure to declines in the value of one or more underlying reference instruments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in a Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. This risk is enhanced for SHRIX and SRRIX because they invest substantially all their assets in reinsurance-related securities. Reinsurance-related securities can quickly lose all or much of their value if a triggering event occurs. Thus, to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh SHRIX’s or SRRIX’s investment and result in significant losses to the relevant Fund.

Economic, political, and issuer-specific events will cause the value of securities, and the Portfolio that owns them, to rise or fall. Because the value of your investment in a Portfolio will fluctuate, you may lose money, even over the long term. Securities of smaller companies are often less liquid than those of larger companies, and smaller companies are generally more vulnerable to adverse business or economic developments and may have more limited resources. Foreign securities prices may decline or fluctuate because of economic or political actions of foreign governments and/or less regulated or liquid securities markets and may give rise to foreign currency risk. Securities of companies that exhibit other factors such as value, momentum or quality may be riskier than securities of companies that do not exhibit those factors, and may perform differently from the market as a whole. If a Portfolio uses derivatives, such Portfolio will be directly exposed to the risks of that derivative, including the risk that the counterparty is unable or unwilling to perform its obligations. Derivatives are subject to a number of additional risks, including risks associated with liquidity, interest rates, market movements and valuation. Securities lending and similar transactions involve the risk that the counterparty may fail to return the securities in a timely manner or at all and that the value of collateral securing a securities loan or similar transaction falls.

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

The Funds and the Portfolios may invest in illiquid or restricted securities, which may be difficult or impossible to sell at a time that a Fund or a Portfolio would like, at the price that a Fund or a Portfolio believes the security is currently worth, or without significantly changing the market value of the security.

Each Fund and each Portfolio intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code. A Fund’s and a Portfolio’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Funds’ and certain of the Portfolios’ investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect a Fund’s and a Portfolio’s ability to qualify for such treatment.

If, in any year, a Fund or a Portfolio were to fail to qualify for treatment as a RIC under the Internal Revenue Code for any reason, and were unable to cure such failure, the Fund or the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

For additional risks, please refer to the relevant prospectus and statement of additional information.

SHRIX and each of the Portfolios is classified as non-diversified under the 1940 Act. Accordingly, each such Fund and Portfolio may invest a greater portion of its assets in the securities of a single issuer than if it were a diversified fund, which may subject such Fund or Portfolio to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Each of the High Yield Reinsurance Fund, the U.S. VRP Funds, the International VRP Funds and the Portfolios is an open-end management investment company. Each of SRRIX and AVRPX is a closed-end management investment company.

Diversification does not assure a profit or protect against a loss in a declining market.

Each of AVRPX and SRRIX has an interval fund structure pursuant to which each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”), subject to approval of the Board of Trustees. In all cases, such repurchases will be for at least 5% and not more than 25% of the relevant Fund’s outstanding shares. Repurchase offers are currently expected to be 5% for SRRIX and 10% for AVRPX. In connection with any given repurchase offer, it is possible that a Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Funds’ shares are not listed and the Funds do not currently intend to list their shares for trading on any national securities exchange; the shares are, therefore, not marketable, and you should consider the shares to be illiquid.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund or Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-609-3680.

Standardized returns as of most recent quarter-end (09/30/18): for VRLIX 1Yr=3.63%, 5Yr=7.05%, since inception(5/1/2013)= 7.39%; for VRSIX 1Yr=6.93%, 5Yr=5.34%, since inception(5/1/2013)=6.52%; for VRFIX 1Yr=2.43%, since inception(2/11/14)= 3.34%; for VRGIX 1Yr=3.19%, since inception(11/14/2014)= 4.05%; for VRPIX 1Yr=4.56%, 5Yr=6.33%, since inception(5/22/2013)= 6.76%; for SHRIX 1Yr=8.62%, 5Yr=4.80%, since inception(2/1/2013)=5.02%; for SRRIX 1Yr=2.43%, since inception(12/9/2013)= 3.13%; for AVRPX 1Yr=-3.76%, since inception(4/2/2015)= 4.62%; for ELUSX 1Yr=18.11%, since inception (3/31/17)= 16.08%; for ELSMX 1Yr=14.18%, since inception (3/31/17)= 13.27%; for ELINX 1Yr=1.71%, since inception(4/28/17)= 7.78%; for ELISX 1Yr=0.53%, since inception (4/28/17)= 8.95%; for ELMMX 1Yr=1.13%, since inception (5/31/17)= 5.87%. As of 09/30/18, 30-day SEC yield: SHRIX 4.57%; SRRIX 0.00%. Results for the Funds and the Portfolios are annualized; all Fund and Portfolio returns reflect the reinvestment of dividends and other earnings and are net of fees and expenses. Results for the Elements Portfolios reflect waivers of all of the Portfolios’ investment management fees and partial reimbursement of expenses by the Adviser. The Adviser has contractually agreed to waive its management fee entirely through September 30, 2021 and to pay or otherwise bear operating expenses as necessary to limit total annualized expenses, other than certain excluded expenses, of the Portfolios to 0.15% (for ELUSX and ELSMX) or 0.20% (for ELINX, ELISX and ELMMX) for the period from September 28, 2018 through September 30, 2019. Fee waiver and expense reimbursement may be discontinued in whole or in part after such dates. In the absence of fee waivers and reimbursements, returns for the Portfolios would have been lower.

Standardized index returns as of most recent quarter-end (9/30/18): for Barclays Aggregate Bond Index, 1Yr = -1.22%, 5Yr=2.16%, 10Yr=3.64%.

Total Annual Fund Operating Expenses as disclosed in the most recent prospectus: for SRRIX, 2.40%; for VRPIX, 1.65%; for ELUSX, 0.52%; for ELSMX, 0.77%; for ELINX, 0.78%; for ELISX, 1.13%; for ELMMX, 1.03%. Total Annual Fund Operating Expenses before fee waiver and/or expense reimbursement/(recoupment) as disclosed in the most recent prospectus: for SHRIX, 1.81%; for VRLIX, 1.55%; for VRSIX, 1.77%; for VRFIX, 2.07%; for VRGIX, 2.05%; for AVRPX, 2.76%. Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement/(recoupment) as disclosed in the most recent prospectus: for SHRIX, 1.77%; for VRLIX, 1.57%; for VRSIX, 1.64%; for VRFIX, 1.87%; for VRGIX, 1.95%; for AVRPX, 2.78%. Please see the financial highlights section of each Fund’s and each Portfolio’s shareholder report for more recent Fund Operating Expenses.

Stone Ridge Funds	Annual Report	October 31, 2018

Shareholder Letter

Information furnished by others, upon which all or portions of the information contained herein is based, is from sources believed to be reliable. Stone Ridge makes no representation as to the accuracy, adequacy or completeness of such information and it has accepted the information without further verification.

The information provided herein should not be construed in any way as tax, capital, accounting, legal or regulatory advice. Investors should seek independent legal and financial advice, including advice as to tax consequences, before making any investment decision. Opinions expressed are subject to change at any time, and are not guaranteed and should not be considered investment advice.

The Funds’ and Portfolios’ investment objectives, risks, charges and expenses must be considered carefully before investing. The relevant prospectus contains this and other important information about the investment company. You can obtain an additional copy of the Funds’ and the Portfolios’ most recent periodic reports and certain other regulatory filings by calling 855-609-3680 or visiting www.stoneridgefunds.com for the Funds and www.elementsfunds.com for the Portfolios. The Funds’ and the Portfolios’ prospectuses, which include a statement of additional information, can be found by visiting:

Stone Ridge High Yield Reinsurance Risk Premium Fund1: Prospectus and SAI

Stone Ridge Reinsurance Risk Premium Interval Fund2: Prospectus and SAI

Stone Ridge Post-Event Reinsurance Fund2: Prospectus and SAI

Stone Ridge U.S. Large Cap Variance Risk Premium Fund, Stone Ridge U.S. Small Cap Variance Risk Premium Fund, Stone Ridge U.S. Variance Risk Premium Master Fund, Stone Ridge International Developed Markets Variance Risk Premium Fund, and Stone Ridge Global Equity Variance Risk Premium Master Fund1: Prospectus and SAI

Stone Ridge All Asset Variance Risk Premium Fund2: Prospectus and SAI

Elements Portfolios1: Prospectus and SAI

1Open-end fund, 2Closed-end interval fund

The prospectuses should be read carefully before investing.

The Stone Ridge Funds and the Portfolios are distributed by ALPS Distributors, Inc. SRG000768. Exp 1/1/2020.

Stone Ridge Funds	Annual Report	October 31, 2018

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on February 1, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2018)
	1-year period ended 10/31/2018	5-year period ended 10/31/2018	Since Inception (02/01/13)
Stone Ridge High Yield Reinsurance Risk Premium Fund — Class I	7.41%	4.65%	5.02%
Stone Ridge High Yield Reinsurance Risk Premium Fund — Class M	7.23%	4.48%	4.85%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.68%	0.55%	0.49%

Stone Ridge Funds	Annual Report	October 31, 2018

STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on May 1, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2018)
	1-year period ended 10/31/2018	5-year period ended 10/31/2018	Since Inception (05/01/13)
Stone Ridge U.S. Large Cap Variance Risk Premium Fund — Class I	-2.04%	5.54%	6.38%
Stone Ridge U.S. Large Cap Variance Risk Premium Fund — Class M	-2.16%	5.38%	6.22%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.68%	0.55%	0.51%

Stone Ridge Funds	Annual Report	October 31, 2018

STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on May 1, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2018)
	1-year period ended 10/31/2018	5-year period ended 10/31/2018	Since Inception (05/01/13)
Stone Ridge U.S. Small Cap Variance Risk Premium Fund — Class I	-0.85%	3.88%	5.17%
Stone Ridge U.S. Small Cap Variance Risk Premium Fund — Class M	-1.05%	3.72%	5.00%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.68%	0.55%	0.51%

Stone Ridge Funds	Annual Report	October 31, 2018

STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on May 22, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2018)
	1-year period ended 10/31/2018	5-year period ended 10/31/2018	Since Inception (05/22/13)
Stone Ridge U.S. Variance Risk Premium Master Fund — Class I	-1.76%	4.85%	5.64%
Stone Ridge U.S. Variance Risk Premium Master Fund — Class M	-1.83%	4.69%	5.49%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.68%	0.55%	0.51%

Stone Ridge Funds	Annual Report	October 31, 2018

STONE RIDGE INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on February 11, 2014 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2018)
	1-year period ended 10/31/2018	Since Inception (02/11/14)
Stone Ridge International Developed Markets Variance Risk Premium Fund — Class I	-3.34%	2.38%
Stone Ridge International Developed Markets Variance Risk Premium Fund — Class M	-3.36%	2.26%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.68%	0.58%

Stone Ridge Funds	Annual Report	October 31, 2018

STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on November 14, 2014 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2018)
	1-year period ended 10/31/2018	Since Inception (11/14/14)
Stone Ridge Global Equity Variance Risk Premium Master Fund — Class I	-2.72%	2.76%
Stone Ridge Global Equity Variance Risk Premium Master Fund — Class M	-2.98%	2.59%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.68%	0.68%

Stone Ridge Funds	Annual Report	October 31, 2018

Management’s Discussion of Fund Performance

Stone Ridge High Yield Reinsurance Risk Premium Fund is designed to capture the reinsurance risk premium by investing in a broad set of reinsurance-related securities, primarily focused on higher yielding catastrophe bonds. For the twelve months ended October 31, 2018, the Fund’s total return was 7.41%. The Fund’s performance is largely based on the occurrence or non-occurrence of natural or non-natural catastrophe events or other loss events around the world, which impact the performance of reinsurance-related securities. The Fund’s exposures span many different regions and types of events covered. There were a number of natural and non-natural catastrophes around the world (most significantly Hurricanes Florence and Michael, Typhoon Jebi and other typhoons in Asia, and wildfires in California) that negatively impacted many of the Fund’s risk exposures, and, therefore, negatively impacted Fund performance.

Stone Ridge U.S. Large Cap Variance Risk Premium Fund is designed to capture the returns of the variance risk premium in U.S. large company stocks. For the 12 months ended October 31, 2018, the Fund’s total return was -2.04%. The Fund’s performance is almost entirely based on derivatives. Performance is materially affected by two primary factors: exposure to the equity securities or equity indices underlying derivatives used by the Fund and exposure to the variance risk premium, which exists when the net premiums received by a seller of options and other derivatives, such as the Fund, exceed the net losses suffered on the resulting portfolio of derivative positions. The Fund’s performance is positively impacted by positive performance of the underlying equity securities or equity indices and by a positive variance risk premium. The variance risk premium is generally more likely to be positive during periods in which the “realized volatility” – the volatility actually experienced – of equity and equity index options is lower than the “implied volatility” – the expected level of volatility implied by an option’s price. Periods of negative performance for the Fund, such as the most recently completed fiscal year correspond to periods when the combination of underlying exposure and variance risk premium exposure is negative. This year, there were periods of the year when realized volatility was significantly higher than the implied volatility at which options were sold (e.g. in February when the Cboe Volatility Index (the “VIX Index”) had its largest increase ever when it went from 17.3 on 2/2/2018 to 37.3 on 2/5/2018).

Stone Ridge U.S. Small Cap Variance Risk Premium Fund is designed to capture the returns of the variance risk premium in U.S. small company stocks. For the 12 months ended October 31, 2018, the Fund’s total return was -0.85%. The Fund’s performance is almost entirely based on derivatives. Performance is materially affected by two primary factors: exposure to the equity securities or equity indices underlying derivatives used by the Fund and exposure to the variance risk premium, which exists when the net premiums received by a seller of options and other derivatives, such as the Fund, exceed the net losses suffered on the resulting portfolio of derivative positions. The Fund’s performance is positively impacted by positive performance of the underlying equity securities or equity indices and by a positive variance risk premium. The variance risk premium is generally more likely to be positive during periods in which the “realized volatility” – the volatility actually experienced – of equity and equity index options is lower than the “implied volatility” – the expected level of volatility implied by an option’s price. Periods of negative performance for the Fund, such as the most recently completed fiscal year, correspond to periods when the combination of underlying exposure and variance risk premium exposure is negative. This year, there were periods of the year when realized volatility was significantly higher than the implied volatility at which options were sold (e.g. in February when the VIX Index had its largest increase ever when it went from 17.3 on 2/2/2018 to 37.3 on 2/5/2018).

Stone Ridge U.S. Variance Risk Premium Master Fund is designed to capture the returns of the variance risk premium in U.S. stocks by purchasing shares of the Stone Ridge U.S. Large Cap Variance Risk Premium Fund and the Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “Underlying U.S. Funds”). For the 12 months ended October 31, 2018, the Fund’s total return was -1.76%. A discussion of the factors that materially affected the performance of the Fund during the most recently completed fiscal year appears above under the discussion of the Underlying U.S. Funds’ performance.

Stone Ridge International Developed Markets Variance Risk Premium Fund is designed to capture the returns of the variance risk premium in developed market company stocks. For the 12 months ended October 31, 2018, the Fund’s total return was -3.34%. The Fund’s performance is almost entirely based on derivatives. Performance is materially affected by two primary factors: exposure to the equity securities or equity indices underlying derivatives used by the Fund and exposure to the variance risk premium, which exists when the net premiums received by a seller of options and other derivatives, such as the Fund, exceed the net losses suffered on the resulting portfolio of derivative positions. The Fund’s performance is positively impacted by positive performance of the underlying equity securities or equity

Stone Ridge Funds	Annual Report	October 31, 2018

Management’s Discussion of Fund Performance

indices and by a positive variance risk premium. The variance risk premium is generally more likely to be positive during periods in which the “realized volatility” – the volatility actually experienced – of equity and equity index options is lower than the “implied volatility” – the expected level of volatility implied by an option’s price. Periods of negative performance for the Fund, such as the most recently completed fiscal year, correspond to periods when the combination of underlying exposure and variance risk premium exposure is negative. This year, there were periods of the year when realized volatility was significantly higher than the implied volatility at which options were sold.

Stone Ridge Global Equity Variance Risk Premium Master Fund is designed to capture the returns of the variance risk premium in U.S. and international stocks by purchasing shares of each of the Underlying U.S. Funds and the Stone Ridge International Developed Markets Variance Risk Premium Fund. For the 12 months ended October 31, 2018, the Fund’s total return was -2.72%. A discussion of the factors that materially affected the performance of the Fund during the most recently completed fiscal year appears above under the discussion of the performance of the Underlying U.S. Funds and the Stone Ridge International Developed Markets Variance Risk Premium Fund.

Stone Ridge Funds	Annual Report	October 31, 2018

ALLOCATION OF PORTFOLIO HOLDINGS AT OCTOBER 31, 2018 (Unaudited)

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND PORTFOLIO ALLOCATION BY YEAR OF SCHEDULED MATURITY

2018	$17,343,732	1.9%

2019	237,781,016	25.5%

2020	169,938,989	18.2%

2021	179,977,930	19.3%

2022	82,507,875	8.9%

2023	80,549,905	8.6%

2024	50,479,420	5.4%

2034	3,851,341	0.4%

Not Applicable(1)	97,609,587	10.5%

Other(2)	12,142,988	1.3%
	$932,182,783

STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND PORTFOLIO ALLOCATION BY ASSET TYPE

Short-Term Investments	$65,122,938	100.9%

Liabilities in Excess of Other Assets(3)	(601,208)	(0.9%	)
	$64,521,730

STONE RIDGE INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND PORTFOLIO ALLOCATION BY ASSET TYPE

Short-Term Investments	$30,255,410	100.7%

Liabilities in Excess of Other Assets(3)	(195,477)	(0.7%	)
	$30,059,933

STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND PORTFOLIO ALLOCATION BY ASSET TYPE

Short-Term Investments	$216,921,816	101.2%

Liabilities in Excess of Other Assets(3)	(2,663,206)	(1.2%	)
	$214,258,610

STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND PORTFOLIO ALLOCATION BY HOLDINGS

Stone Ridge U.S. Large Cap Variance Risk Premium Fund - Class I	$100,922,251	66.6%

Stone Ridge U.S. Small Cap Variance Risk Premium Fund - Class I	50,714,755	33.4%

Short-Term Investments	208,023	0.1%

Liabilities in Excess of Other Assets(3)	(158,125)	(0.1%	)
	$151,686,904

STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND PORTFOLIO ALLOCATION BY HOLDINGS

Stone Ridge International Developed Markets Variance Risk Premium Fund - Class I	$16,752,908	49.7%

Stone Ridge U.S. Large Cap Variance Risk Premium Fund - Class I	11,112,234	33.0%

Stone Ridge U.S. Small Cap Variance Risk Premium Fund - Class I	5,582,669	16.5%

Short-Term Investments	295,716	0.9%

Liabilities in Excess of Other Assets(3)	(29,066)	(0.1%	)
	$33,714,461

(1)	Preference shares do not have maturity dates.
(2)	Cash, cash equivalents, short-term investments and liabilities in excess of other assets.
(3)	Cash, cash equivalents and liabilities in excess of other assets.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Schedule of Investments	as of October 31, 2018

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT		FAIR VALUE
EVENT LINKED BONDS - 83.9%
Global - 27.1%
Earthquake - 1.5%
Acorn Re 2018-1 Class A (3 Month LIBOR USD + 2.750%), 11/10/2021 (a)(b)(c)(d) (Cost: $5,587,000; Original Acquisition Date: 07/03/2018)		$5,587,000	$5,582,810
IBRD CAR 116 (3 Month LIBOR USD + 2.500%), 02/15/2021 (a)(b)(c)(d) (Cost: $1,750,000; Original Acquisition Date: 02/02/2018)		1,750,000	1,741,162
IBRD CAR 117 (3 Month LIBOR USD + 3.000%), 02/15/2021 (a)(b)(c)(d) (Cost: $2,000,000; Original Acquisition Date: 02/02/2018)		2,000,000	2,007,200
IBRD CAR 118-Class A (3 Month LIBOR USD + 2.500%), 02/14/2020 (a)(b)(c)(d) (Cost: $750,000; Original Acquisition Date: 02/02/2018)		750,000	750,975
IBRD CAR 119-Class B (3 Month LIBOR USD + 8.250%), 02/14/2020 (a)(b)(c)(d) (Cost: $1,500,000; Original Acquisition Date: 02/02/2018)		1,500,000	1,504,050
IBRD CAR 120 (3 Month LIBOR USD + 6.000%), 02/15/2021 (a)(b)(c)(d) (Cost: $2,000,000; Original Acquisition Date: 02/02/2018)		2,000,000	2,018,300

			13,604,497

Mortality/Longevity - 2.6%
Benu Capital Class B (3 Month EURIBOR + 3.350%), 01/08/2020 (a)(b)(c)(d)(e) (Cost: $12,884,937; Original Acquisition Date: 04/21/2015)	EUR	12,000,000	13,735,120
Chesterfield 2014-1 4.500%, 12/15/2034 (c)(d)(f) (Cost: $3,868,750; Original Acquisition Date: 12/11/2014)		$3,868,750	3,851,340
IBRD CAR 111-Class A (6 Month LIBOR USD + 6.900%), 07/15/2020 (a)(b)(c)(d) (Cost: $2,966,000; Original Acquisition Date: 06/28/2017)		2,966,000	2,977,419
IBRD CAR 112-Class B (6 Month LIBOR USD + 11.500%), 07/15/2020 (a)(b)(c)(d) (Cost: $871,000; Original Acquisition Date: 06/28/2017)		871,000	811,903

	PRINCIPAL AMOUNT	FAIR VALUE
Mortality/Longevity - 2.6% (continued)
Vita Capital VI (6 Month LIBOR USD + 2.900%), 01/08/2021 (a)(b)(c)(d)(e) (Cost: $3,000,000; Original Acquisition Date: 12/15/2015)	$3,000,000	$3,047,850

		24,423,632

Multiperil - 21.3%
Atlas Capital UK 2018 PLC (3 Month LIBOR USD + 6.000%), 06/07/2022 (a)(b)(c)(d) (Cost: $8,750,000; Original Acquisition Date: 05/25/2018)	8,750,000	8,765,312
Atlas IX 2015-1 (3 Month LIBOR USD + 7.880%), 01/07/2019 (a)(b)(c)(d) (Cost: $9,172,725; Original Acquisition Date: 02/05/2015)	9,169,000	6,417,383
Atlas IX 2016-1 (3 Month LIBOR USD + 7.590%), 01/08/2020 (a)(b)(c)(d) (Cost: $25,966,030; Original Acquisition Date: 05/23/2017)	25,948,000	26,018,060
Galileo Re 2016-1 Class A (T-BILL 3MO + 13.510%), 01/08/2019 (a)(b)(c)(d) (Cost: $13,618,000; Original Acquisition Date: 01/20/2016)	13,618,000	13,638,427
Galileo Re 2016-1 Class B (T-BILL 3MO + 8.940%), 01/08/2019 (a)(b)(c)(d)(e) (Cost: $13,618,000; Original Acquisition Date: 01/20/2016)	13,618,000	13,673,834
Galileo Re 2016-1 Class C (T-BILL 3MO + 6.870%), 01/08/2019 (a)(b)(c)(d) (Cost: $13,617,000; Original Acquisition Date: 01/20/2016)	13,617,000	13,655,808
Galileo Re 2017-1 Class B (3 Month LIBOR USD + 17.500%), 11/06/2020 (a)(b)(c)(d) (Cost: $2,074,000; Original Acquisition Date: 10/30/2017)	2,074,000	2,124,294
Kendall Re 2018-1 Class A (3 Month LIBOR USD + 5.250%), 05/06/2021 (a)(b)(c)(d) (Cost: $6,403,451; Original Acquisition Date: 04/19/2018)	6,396,000	6,394,401
Kilimanjaro Re 2015-1 Class D (T-BILL 3MO + 9.250%), 12/06/2019 (a)(b)(c)(d)(e) (Cost: $10,000,000; Original Acquisition Date: 11/10/2015)	10,000,000	10,223,500
Kilimanjaro Re 2015-1 Class E (T-BILL 3MO + 6.750%), 12/06/2019 (a)(b)(c)(d) (Cost: $15,791,755; Original Acquisition Date: 11/10/2015)	15,784,000	15,986,035

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Schedule of Investments	as of October 31, 2018

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 21.3% (continued)
Kilimanjaro Re II 2017-1 Class A-1 (6 Month LIBOR USD + 9.490%), 04/20/2021 (a)(b)(c)(d) (Cost: $3,666,000; Original Acquisition Date: 04/06/2017)	$3,666,000	$3,689,829
Kilimanjaro Re II 2017-1 Class B-1 (6 Month LIBOR USD + 7.140%), 04/20/2021 (a)(b)(c)(d) (Cost: $13,329,112; Original Acquisition Date: 04/06/2017)	13,241,000	13,358,845
Kilimanjaro Re II 2017-1 Class C-1 (6 Month LIBOR USD + 5.720%), 04/20/2021 (a)(b)(c)(d) (Cost: $18,744,125; Original Acquisition Date: 04/06/2017)	18,627,000	18,839,348
Kilimanjaro Re II 2017-2 Class A-2 (6 Month LIBOR USD + 9.490%), 04/21/2022 (a)(b)(c)(d) (Cost: $1,571,000; Original Acquisition Date: 04/06/2017)	1,571,000	1,581,133
Kilimanjaro Re II 2017-2 Class B-2 (6 Month LIBOR USD + 7.140%), 04/21/2022 (a)(b)(c)(d) (Cost: $2,357,000; Original Acquisition Date: 04/06/2017)	2,357,000	2,367,253
Kilimanjaro Re II 2017-2 Class C-2 (6 Month LIBOR USD + 5.720%), 04/21/2022 (a)(b)(c)(d)(e) (Cost: $1,760,000; Original Acquisition Date: 04/06/2017)	1,760,000	1,785,960
Loma Re 2013-1 Class C (T-BILL 3MO + 0.500%), 01/08/2019 (a)(b)(c)(d) (Cost: $19,011,000; Original Acquisition Date: 12/20/2013)	19,011,000	9,505,500
Northshore Re 2018-1 Class A (3 Month LIBOR USD + 7.700%), 07/08/2022 (a)(b)(c)(d) (Cost: $2,447,000; Original Acquisition Date: 07/02/2018)	2,447,000	2,466,943
Queen Street Re XII (6 Month LIBOR USD + 5.250%), 04/08/2020 (a)(b)(c)(d)(e) (Cost: $3,463,000; Original Acquisition Date: 05/13/2016)	3,463,000	3,519,274
Riverfront Re 2017-1 Class A (T-BILL 3MO + 4.720%), 01/15/2021 (a)(b)(c)(d) (Cost: $4,524,651; Original Acquisition Date: 05/23/2017)	4,538,000	4,581,792
Tramline Re II 2014-1 Class A (T-BILL 3MO + 8.250%), 01/04/2019 (a)(b)(c)(d) (Cost: $19,750,000; Original Acquisition Date: 12/04/2014)	19,750,000	19,872,450

		198,465,381

	PRINCIPAL AMOUNT		FAIR VALUE
Other - 0.5%
Operational Re 5.500%, 04/08/2021 (a)(c)(d)(f) (Cost: $5,093,092; Original Acquisition Date: 05/19/2016)	CHF	5,047,000	$5,085,184

Windstorm - 1.2%
IBRD CAR 114-Class B (6 Month LIBOR USD + 9.300%), 12/20/2019 (a)(b)(c)(d) (Cost: $2,884,000; Original Acquisition Date: 07/24/2017)		$2,884,000	2,921,060
IBRD CAR 115-Class C (6 Month LIBOR USD + 5.900%), 12/20/2019 (a)(b)(c)(d) (Cost: $2,019,000; Original Acquisition Date: 07/24/2017)		2,019,000	2,018,293
Queen Street Re XI (T-BILL 3MO + 6.150%), 06/07/2019 (a)(b)(c)(d)(e) (Cost: $6,000,000; Original Acquisition Date: 12/15/2015)		6,000,000	6,072,300

			11,011,653

			252,590,347

Japan - 5.0%
Earthquake - 4.6%
Kizuna Re II 2018-1 Class B (T-BILL 3MO + 2.500%), 04/11/2023 (a)(b)(c)(d) (Cost: $362,000; Original Acquisition Date: 03/16/2018)		362,000	367,086
Nakama Re 2014-2 Class 2 (T-BILL 3MO + 2.875%), 01/16/2020 (a)(b)(c)(d)(e) (Cost: $6,818,252; Original Acquisition Date: 05/18/2016)		6,806,000	6,884,950
Nakama Re 2015-1 Class 2 (T-BILL 3MO + 3.250%), 01/14/2021 (a)(b)(c)(d)(e) (Cost: $6,000,000; Original Acquisition Date: 12/14/2015)		6,000,000	6,112,500
Nakama Re 2016-1 Class 1 (6 Month LIBOR USD + 2.200%), 10/13/2021 (a)(b)(c)(d)(e) (Cost: $7,500,000; Original Acquisition Date: 09/21/2016)		7,500,000	7,599,750
Nakama Re 2016-1 Class 2 (6 Month LIBOR USD + 3.250%), 10/13/2021 (a)(b)(c)(d)(e) (Cost: $4,830,000; Original Acquisition Date: 09/21/2016)		4,830,000	4,903,174
Nakama Re 2018-1 Class 1 (3 Month LIBOR USD + 2.000%), 04/13/2023 (a)(b)(c)(d) (Cost: $13,500,000; Original Acquisition Date: 02/22/2018)		13,500,000	13,592,475

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Schedule of Investments	as of October 31, 2018

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Earthquake - 4.6% (continued)
Nakama Re 2018-1 Class 2 (3 Month LIBOR USD + 3.000%), 04/13/2023 (a)(b)(c)(d) (Cost: $3,000,000; Original Acquisition Date: 02/22/2018)	$3,000,000	$3,036,750

		42,496,685

Multiperil - 0.3%
Akibare Re 2018-1 Class A (3 Month LIBOR USD + 1.900%), 04/07/2022 (a)(b)(c)(d) (Cost: $1,655,000; Original Acquisition Date: 03/22/2018)	1,655,000	1,648,877
Akibare Re 2018-1 Class B (3 Month LIBOR USD + 1.900%), 04/07/2022 (a)(b)(c)(d) (Cost: $1,182,000; Original Acquisition Date: 03/22/2018)	1,182,000	1,176,031

		2,824,908

Windstorm - 0.1%
Aozora Re 2016-1 A (6 Month LIBOR USD + 2.240%), 04/07/2020 (a)(b)(c)(d)(e) (Cost: $1,149,000; Original Acquisition Date: 03/23/2016)	1,149,000	1,151,700

		46,473,293

United States - 51.8%
Earthquake - 15.6%
Golden State Re II 2014-1 Class A (T-BILL 3MO + 2.200%), 01/08/2019 (a)(b)(c)(d)(e) (Cost: $12,095,000; Original Acquisition Date: 09/10/2014)	12,100,000	12,067,330
Kilimanjaro Re 2014-2 Class C (T-BILL 3MO + 3.750%), 11/25/2019 (a)(b)(c)(d)(e) (Cost: $42,912,480; Original Acquisition Date: 11/07/2014)	42,886,000	42,980,349
Merna Re 2016-1 Class A (T-BILL 3MO + 2.250%), 04/08/2019 (a)(b)(c)(d) (Cost: $1,131,000; Original Acquisition Date: 03/24/2016)	1,131,000	1,130,038
Merna Re 2018-1 Class A (T-BILL 3MO + 2.000%), 04/08/2021 (a)(b)(c)(d) (Cost: $3,493,000; Original Acquisition Date: 03/26/2018)	3,493,000	3,496,144
Ursa Re 2016-1 Class A (T-Bill 3MO + 4.000%), 12/10/2019 (a)(b)(c)(d)(e) (Cost: $20,369,589; Original Acquisition Date: 11/21/2016)	20,333,000	20,313,684

	PRINCIPAL AMOUNT	FAIR VALUE
Earthquake - 15.6% (continued)
Ursa Re 2017-1 Class B (T-Bill 3MO + 3.500%), 05/27/2020 (a)(b)(c)(d)(e) (Cost: $25,789,909; Original Acquisition Date: 05/10/2017)	$25,777,000	$25,820,821
Ursa Re 2017-1 Class E (T-Bill 3MO + 6.000%), 05/27/2020 (a)(b)(c)(d) (Cost: $28,087,000; Original Acquisition Date: 05/10/2017)	28,087,000	28,280,800
Ursa Re 2018-1 Class D (T-BILL 3MO + 5.100%), 09/24/2021 (a)(b)(c)(d) (Cost: $11,292,000; Original Acquisition Date: 09/07/2018)	11,292,000	11,303,292

		145,392,458

Multiperil - 27.0%
Armor Re II 2018-1 Class A (T-BILL 3MO + 3.500%), 06/08/2020 (a)(b)(c)(d) (Cost: $1,864,000; Original Acquisition Date: 04/10/2018)	1,864,000	1,858,408
Blue Halo Re 2016-1 Class A (T-BILL 3MO + 14.000%), 06/21/2019 (a)(b)(c)(d) (Cost: $4,750,000; Original Acquisition Date: 06/10/2016)	4,750,000	4,515,350
Blue Halo Re 2016-1 Class B (T-BILL 3MO + 19.750%), 09/21/2019 (a)(b)(c)(d)(f) (Cost: $2,600,000; Original Acquisition Date: 06/10/2016)	2,600,000	977,080
Blue Halo Re 2016-2 Class C (T-BILL 3MO + 8.250%), 07/26/2019 (a)(b)(c)(d)(e) (Cost: $9,207,446; Original Acquisition Date: 07/18/2016)	9,186,000	9,364,668
Bowline 2018-1 Class A (T-BILL 3MO + 4.500%), 05/23/2022 (a)(b)(c)(d) (Cost: $9,450,000; Original Acquisition Date: 05/10/2018)	9,456,000	9,447,490
Buffalo Re 2017-1 Class A (6 Month LIBOR USD + 3.480%), 04/07/2020 (a)(b)(c)(d) (Cost: $866,279; Original Acquisition Date: 08/15/2017)	864,000	864,000
Caelus 2018-1 Class A (T-BILL 3MO + 3.500%), 06/07/2021 (a)(b)(c)(d) (Cost: $2,319,000; Original Acquisition Date: 05/04/2018)	2,319,000	2,329,435
Caelus 2018-1 Class B (T-BILL 3MO + 4.500%), 06/07/2021 (a)(b)(c)(d) (Cost: $1,902,959; Original Acquisition Date: 07/24/2018)	1,905,000	1,908,905

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Schedule of Investments	as of October 31, 2018

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 27.0% (continued)
Caelus 2018-1 Class C (T-BILL 3MO + 7.500%), 06/07/2021 (a)(b)(c)(d) (Cost: $2,782,000; Original Acquisition Date: 05/04/2018)	$2,782,000	$2,802,865
Caelus 2018-1 Class D (T-BILL 3MO + 10.500%), 06/07/2021 (a)(b)(c)(d) (Cost: $464,000; Original Acquisition Date: 05/04/2018)	464,000	470,960
Caelus Re IV 2016-1 Class A (T-BILL 3MO + 5.530%), 03/06/2020 (a)(b)(c)(d) (Cost: $5,408,232; Original Acquisition Date: 02/23/2016)	5,395,000	5,511,262
Caelus Re V 2017-1 Class B (T-BILL 3MO + 0.500%), 06/05/2020 (a)(b)(c)(d) (Cost: $1,297,000; Original Acquisition Date: 04/27/2017)	1,297,000	226,975
Caelus Re V 2017-1 Class C (T-BILL 3MO + 0.500%), 06/05/2020 (a)(b)(c)(d) (Cost: $830,000; Original Acquisition Date: 04/27/2017)	830,000	—
Caelus Re V 2017-1 Class D (T-BILL 3MO + 0.500%), 06/05/2020 (a)(b)(c)(d) (Cost: $830,000; Original Acquisition Date: 04/27/2017)	830,000	—
Cal Phoenix Re 2018-1 Class A (3 Month LIBOR USD + 7.500%), 08/13/2021 (a)(b)(c)(d) (Cost: $4,750,000; Original Acquisition Date: 07/30/2018)	4,750,000	4,700,600
East Lane Re VI 2015-1 Class A (T-BILL 3MO + 3.390%), 03/13/2020 (a)(b)(c)(d) (Cost: $10,787,000; Original Acquisition Date: 03/02/2015)	10,787,000	10,949,884
Espada Reinsurance 2016-1 Class 20 (T-Bill 3MO + 5.700%), 06/06/2020 (a)(b)(c)(d) (Cost: $1,785,000; Original Acquisition Date: 02/12/2016)	1,785,000	1,428,000
First Coast Re 2016-1 Class A (T-BILL 3MO + 3.820%), 06/07/2023 (a)(b)(c)(d) (Cost: $7,000,000; Original Acquisition Date: 05/25/2016)	7,000,000	7,100,100
FloodSmart Re 2018 Class A (T-BILL 3MO + 11.250%), 08/06/2024 (a)(b)(c)(d) (Cost: $21,000,000; Original Acquisition Date: 07/25/2018)	21,000,000	20,941,200

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 27.0% (continued)
FloodSmart Re 2018 Class B (T-BILL 3MO + 13.500%), 08/06/2024 (a)(b)(c)(d) (Cost: $9,750,000; Original Acquisition Date: 07/25/2018)	$9,750,000	$9,580,837
Fortius Re 2017-1 (6 Month LIBOR USD + 3.620%), 07/07/2021 (a)(b)(c)(d) (Cost: $1,010,000; Original Acquisition Date: 07/14/2017)	1,010,000	1,008,990
Kilimanjaro Re 2018-1 Class A-1 (3 Month LIBOR USD + 12.500%), 05/05/2023 (a)(b)(c)(d) (Cost: $1,047,000; Original Acquisition Date: 04/18/2018)	1,047,000	1,060,140
Kilimanjaro Re 2018-1 Class B-1 (3 Month LIBOR USD + 4.650%), 05/06/2022 (a)(b)(c)(d) (Cost: $7,305,000; Original Acquisition Date: 04/18/2018)	7,305,000	7,271,762
Kilimanjaro Re 2018-2 Class A-2 (3 Month LIBOR USD + 12.500%), 05/05/2023 (a)(b)(c)(d) (Cost: $1,047,000; Original Acquisition Date: 04/18/2018)	1,047,000	1,058,046
Kilimanjaro Re 2018-2 Class B-2 (3 Month LIBOR USD + 4.650%), 05/05/2023 (a)(b)(c)(d) (Cost: $4,305,000; Original Acquisition Date: 04/18/2018)	4,305,000	4,266,040
Long Point Re III 2018-1 Class A (T-BILL 3MO + 2.750%), 06/01/2022 (a)(b)(c)(d) (Cost: $12,647,507; Original Acquisition Date: 05/17/2018)	12,596,000	12,687,321
Northshore Re II 2017-1 Class A (T-BILL 3MO + 7.210%), 07/06/2020 (a)(b)(c)(d) (Cost: $14,849,000; Original Acquisition Date: 06/26/2017)	14,849,000	14,993,778
Panthera 2018-1 Class A (T-BILL 3MO + 3.500%), 03/09/2020 (a)(c)(d)(f) (Cost: $4,000,000; Original Acquisition Date: 02/22/2018)	4,000,000	4,004,000
PennUnion Re 2015-1 (T-BILL 3MO + 4.500%), 12/07/2018 (a)(b)(c)(d)(e) (Cost: $8,730,353; Original Acquisition Date: 10/05/2015)	8,729,000	8,745,149
Residential Re 2013-II Class 1 (T-BILL 3MO + 0.500%), 12/06/2018 (a)(b)(c)(d)(f) (Cost: $3,155,750; Original Acquisition Date: 06/28/2016)	3,155,750	473,362

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Schedule of Investments	as of October 31, 2018

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 27.0% (continued)
Residential Re 2014-I Class 10 (T-BILL 3MO + 0.500%), 12/06/2018 (a)(b)(c)(d) (Cost: $13,162,000; Original Acquisition Date: 05/22/2014)	$13,162,000	$131,621
Residential Re 2014-II Class 4 (T-BILL 3MO + 5.010%), 12/06/2018 (a)(b)(c)(d) (Cost: $8,000,000; Original Acquisition Date: 11/20/2014)	8,000,000	7,993,600
Residential Re 2015-I Class 10 (T-BILL 3MO + 10.970%), 06/06/2019 (a)(b)(c)(d) (Cost: $6,053,000; Original Acquisition Date: 05/21/2015)	6,053,000	644,644
Residential Re 2015-I Class 11 (T-BILL 3MO + 5.960%), 06/06/2019 (a)(b)(c)(d) (Cost: $6,585,000; Original Acquisition Date: 05/21/2015)	6,585,000	5,519,218
Residential Re 2015-II Class 3 (T-BILL 3MO + 6.780%), 12/06/2021 (a)(b)(c)(d) (Cost: $12,500,000; Original Acquisition Date: 11/20/2015)	12,500,000	12,665,000
Residential Re 2016-I Class 10 (T-BILL 3MO + 11.520%), 06/06/2023 (a)(b)(c)(d) (Cost: $2,391,000; Original Acquisition Date: 04/28/2016)	2,391,000	114,768
Residential Re 2016-I Class 11 (T-BILL 3MO + 4.750%), 06/06/2023 (a)(b)(c)(d) (Cost: $3,074,000; Original Acquisition Date: 04/28/2016)	3,074,000	2,584,927
Residential Re 2016-I Class 13 (T-BILL 3MO + 3.250%), 06/06/2023 (a)(b)(c)(d) (Cost: $6,000,000; Original Acquisition Date: 04/28/2016)	6,000,000	6,022,800
Residential Re 2017-I Class 11 (T-BILL 3MO + 4.770%), 06/06/2024 (a)(b)(c)(d) (Cost: $1,769,000; Original Acquisition Date: 04/19/2017)	1,769,000	1,505,773
Residential Re 2018-I Class 13 (T-BILL 3MO + 3.250%), 06/06/2022 (a)(b)(c)(d) (Cost: $6,147,000; Original Acquisition Date: 04/30/2018)	6,147,000	6,176,506
Sanders Re 2014-1 Class D (T-BILL 3MO + 3.800%), 05/25/2021 (a)(b)(c)(d) (Cost: $6,705,000; Original Acquisition Date: 05/07/2014)	6,705,000	6,717,740

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 27.0% (continued)
Sanders Re 2017-1 Class A (6 Month LIBOR USD + 3.070%), 12/06/2021 (a)(b)(c)(d) (Cost: $5,527,261; Original Acquisition Date: 10/17/2018)	$5,500,000	$5,516,775
Sanders Re 2017-2 Class A (6 Month LIBOR USD + 3.110%), 06/05/2020 (a)(b)(c)(d)(e) (Cost: $3,142,000; Original Acquisition Date: 05/24/2017)	3,142,000	3,167,764
Sanders Re 2018-1 Class A (T-BILL 3MO + 5.500%), 04/07/2022 (a)(b)(c)(d) (Cost: $10,371,000; Original Acquisition Date: 03/23/2018)	10,371,000	10,571,160
Spectrum Capital Ltd. 2017-1 A (6 Month LIBOR USD + 5.750%), 06/08/2021 (a)(b)(c)(d) (Cost: $11,657,000; Original Acquisition Date: 06/13/2017)	11,657,000	11,819,615
Spectrum Capital Ltd. 2017-1 B (6 Month LIBOR USD + 3.500%), 06/08/2021 (a)(b)(c)(d)(e) (Cost: $16,903,000; Original Acquisition Date: 06/13/2017)	16,903,000	17,135,416
Torrey Pines Re 2017-1 Class B (6 Month LIBOR USD + 3.800%), 06/09/2020 (a)(b)(c)(d) (Cost: $2,724,762; Original Acquisition Date: 04/27/2017)	2,718,000	2,726,969
Torrey Pines Re 2017-1 Class C (6 Month LIBOR USD + 6.550%), 06/09/2020 (a)(b)(c)(d) (Cost: $467,000; Original Acquisition Date: 04/27/2017)	467,000	473,281

		252,034,184

Other - 0.2%
SD Re 2018-1 Class A (3 Month LIBOR USD + 4.000%), 10/19/2021 (a)(b)(c)(d) (Cost: $1,500,000; Original Acquisition Date: 10/05/2018)	1,500,000	1,500,375

Windstorm - 9.0%
Alamo Re 2018-1 Class A (T-BILL 3MO + 3.250%), 06/07/2024 (a)(b)(c)(d) (Cost: $18,477,127; Original Acquisition Date: 05/23/2018)	18,496,000	18,451,610
Alamo Re 2015-1 Class B (T-BILL 3MO + 4.390%), 06/07/2019 (a)(b)(c)(d)(e) (Cost: $16,941,958; Original Acquisition Date: 05/06/2015)	16,941,000	17,158,692

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Schedule of Investments	as of October 31, 2018

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Windstorm - 9.0% (continued)
Alamo Re 2017-1 Class A (T-BILL 3MO + 4.850%), 06/08/2020 (a)(b)(c)(d)(e) (Cost: $6,278,074; Original Acquisition Date: 05/23/2017)	$6,258,000	$6,326,525
Bonanza Re 2016-1 Class A (6 Month LIBOR USD + 3.980%), 12/31/2019 (a)(b)(c)(d) (Cost: $478,000; Original Acquisition Date: 11/28/2016)	478,000	475,682
Bonanza Re 2016-1 Class B (6 Month LIBOR USD + 5.230%), 12/31/2019 (a)(b)(c)(d) (Cost: $946,000; Original Acquisition Date: 11/28/2016)	946,000	943,304
Citrus Re 2015-1 Class B (T-BILL 3MO + 0.500%), 04/09/2020 (a)(b)(c)(d)(f) (Cost: $425,000; Original Acquisition Date: 04/01/2015)	425,000	209,355
Citrus Re 2015-1 Class C (T-BILL 3MO + 0.500%), 04/09/2020 (a)(b)(c)(d)(f) (Cost: $3,931,000; Original Acquisition Date: 04/01/2015)	3,931,000	9,828
Citrus Re 2016-1 Class D-50 (T-BILL 3MO + 7.850%), 02/25/2019 (a)(b)(c)(d) (Cost: $4,743,000; Original Acquisition Date: 02/19/2016)	4,743,000	3,130,380
Citrus Re 2016-1 Class E-50 (T-BILL 3MO + 10.000%), 02/25/2019 (a)(b)(c)(d) (Cost: $3,952,000; Original Acquisition Date: 02/19/2016)	3,952,000	—
Cranberry Re 2017-1 Class A (6 Month LIBOR USD + 2.000%), 07/13/2023 (a)(b)(c)(d) (Cost: $13,000,000; Original Acquisition Date: 06/05/2017)	13,000,000	13,085,800
Everglades II 2018-1 A (T-BILL 3MO + 4.750%), 05/04/2021 (a)(b)(c)(d) (Cost: $6,970,000; Original Acquisition Date: 05/09/2018)	6,970,000	7,026,457
Everglades Re II 2017-1 Class A (T-BILL 3MO + 4.920%), 05/08/2020 (a)(b)(c)(d)(e) (Cost: $3,084,466; Original Acquisition Date: 04/27/2017)	3,083,000	3,126,470
Frontline 2018-1 Class A (T-BILL 3MO + 7.000%), 07/06/2022 (a)(b)(c)(d) (Cost: $4,500,000; Original Acquisition Date: 06/12/2018)	4,500,000	4,261,725

	PRINCIPAL AMOUNT	FAIR VALUE
Windstorm - 9.0% (continued)
Manatee Re 2016-1 Class A (T-BILL 3MO + 5.890%), 03/13/2019 (a)(b)(c)(d) (Cost: $556,000; Original Acquisition Date: 03/02/2016)	$556,000	$564,006
Manatee Re 2016-1 Class C (T-BILL 3MO + 0.500%), 03/13/2019 (a)(b)(c)(d)(f) (Cost: $835,000; Original Acquisition Date: 03/02/2016)	835,000	—
Manatee Re II 2018-1 Class A (T-BILL 3MO + 4.250%), 06/07/2021 (a)(b)(c)(d) (Cost: $2,246,000; Original Acquisition Date: 03/22/2018)	2,246,000	2,249,594
Manatee Re II 2018-1 Class B (T-BILL 3MO + 7.750%), 06/07/2021 (a)(b)(c)(d) (Cost: $1,300,000; Original Acquisition Date: 03/22/2018)	1,300,000	1,320,865
Market Re 2016-3 Class A 3.000%, 07/08/2019 (a)(c)(d)(f) (Cost: $4,000,000; Original Acquisition Date: 06/21/2016)	4,000,000	4,012,000
Market Re 2017-1 Class A 2.114%, 06/08/2020 (a)(c)(d)(f)(g) (Cost: $1,558,465; Original Acquisition Date: 06/05/2017)	1,558,465	483,124
Pelican Re 2018-1 Class A (3 Month LIBOR USD + 2.250%), 07/05/2021 (a)(b)(c)(d) (Cost: $1,046,000; Original Acquisition Date: 04/23/2018)	1,046,000	1,042,757

		83,878,174

		482,805,191

TOTAL EVENT LINKED BONDS (Cost $831,659,497)		781,868,831

PARTICIPATION NOTES - 4.3%
Global - 4.3%
Multiperil - 4.3%
Limestone Re 2018-1 A 03/01/2022 (a)(d)(f)(h) (Cost: $9,417,000; Original Acquisition Date: 06/20/2018)	9,417,000	9,677,851
Sector Re V Series 7 Class B 03/01/2022 (a)(d)(f)(h) (Cost: $1,120,695; Original Acquisition Date: 04/27/2017)	1,120,695	1,122,499
Sector Re V Series 7 Class G 03/01/2022 (a)(d)(f)(h) (Cost: $3,266,445; Original Acquisition Date: 04/27/2017)	3,266,445	1,500,052
Sector Re V Series 8 Class A 03/01/2023 (a)(d)(f)(h) (Cost: $842,000; Original Acquisition Date: 04/24/2018)	842,000	778,688

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Schedule of Investments	as of October 31, 2018

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 4.3% (continued)
Sector Re V Series 8 Class B 03/01/2023 (a)(d)(f)(h) (Cost: $8,324,651; Original Acquisition Date: 04/24/2018)	$8,324,651	$7,698,698
Sector Re V Series 8 Class F 03/01/2023 (a)(d)(f)(h) (Cost: $6,159,000; Original Acquisition Date: 04/24/2018)	6,159,000	6,465,798
Sector Re V Series 8 Class G 03/01/2023 (a)(d)(f)(h) (Cost: $12,685,871; Original Acquisition Date: 04/24/2018)	12,685,871	13,317,791

TOTAL PARTICIPATION NOTES (Cost $41,815,662)		40,561,377

	SHARES	FAIR VALUE
PREFERENCE SHARES - 10.5%
Global - 10.5%
Multiperil - 10.5%
Arenal (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $18,090,426; Original Acquisition Date: 05/07/2015)	18,011	15,242,314
Biscayne (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $28,289,717; Original Acquisition Date: 04/30/2014)	28,192	33,074,674
Hatteras (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $6,237,378; Original Acquisition Date: 12/30/2014)	6,300	6,760,811
Hudson Charles 2 (Mt. Logan Re) (a)(d)(f)(h) (Cost: $11,534,500; Original Acquisition Date: 04/02/2014)	11,535	10,123,254
Hudson Charles 3 (Mt. Logan Re) (a)(d)(f)(h) (Cost: $15,350,000; Original Acquisition Date: 06/19/2014)	15,350	13,162,841
Rondout (Artex Segregated Account Company) (a)(d)(f)(i) (Cost: $12,767,736; Original Acquisition Date: 05/29/2015)	11,118	12,087,280
Yoho (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $8,983,799; Original Acquisition Date: 05/17/2016)	12,496	7,158,413

TOTAL PREFERENCE SHARES (Cost $101,253,556)		97,609,587

SHORT-TERM INVESTMENTS - 1.7%
Money Market Funds - 1.7%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 2.06% (j)	3,083,636	3,083,636

	SHARES	FAIR VALUE
Money Market Funds - 1.7% (continued)
First American Government Obligations Fund - Class Z - 2.08% (j)	3,083,635	$3,083,635
First American Treasury Obligations Fund - Class Z - 2.11% (j)	3,083,635	3,083,635
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 2.05% (j)	3,083,635	3,083,635
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 2.09% (j)	3,083,636	3,083,636

TOTAL SHORT-TERM INVESTMENTS (Cost $15,418,177)		15,418,177

TOTAL INVESTMENTS (Cost $990,146,892) - 100.4%		935,457,972

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%		(3,275,189)

TOTAL NET ASSETS - 100.0%		$932,182,783

Principal amounts stated in U.S. dollars unless otherwise stated.

Country shown is geographic area of peril risk.

Percentages are stated as a percent of net assets.

(a)

Foreign issued security. Total foreign securities by country of domicile are $916,188,455. Foreign concentration is as follows: Bermuda: 80.4%, Cayman Islands: 9.1%, Ireland: 6.0%, Supranational: 1.8%, and Great Britain: 1.0%

(b)

Variable rate security. Reference rates as of October 31, 2018 are as follows: 3 Month LIBOR 2.56%, 3 Month EURIBOR -0.32%, 6 Month LIBOR 2.80%, and T-BILL 3 Month 2.26%. Actual reference rates may vary based on the reset date of the security.

(c)

Although security is restricted as to resale, the Fund’s Adviser has determined this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2018 was $781,868,831, which represented 83.9% of net assets.

(d)	Security is restricted as to resale.
(e)	All or a portion of the security is pledged as collateral for the Fund’s financing facility.
(f)	Value determined using significant unobservable inputs.
(g)	Zero-coupon bond. The rate shown is the yield to maturity and is based upon original cost which may differ from current cost due to returns of capital received.
(h)	Non-income producing security.
(i)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities is $74,323,492, which represents 8.0% of net assets.
(j)	Rate shown is the 7-day effective yield.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Schedule of Investments	as of October 31, 2018

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS SOLD	NOTIONAL VALUE	VALUE/ UNREALIZED APPRECIATION
FUTURES CONTRACTS SOLD
Euro Fx, December 2018 Settlement	96	$13,626,600	$380,173
Swiss Franc, December 2018 Settlement	41	5,103,475	203,109

TOTAL FUTURES CONTRACTS SOLD		$18,730,075	$583,282

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Schedule of Investments	as of October 31, 2018

STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND

	SHARES	FAIR VALUE
SHORT-TERM INVESTMENTS - 101.2%
Money Market Funds - 0.2%
Fidelity Investments Money Market Funds - Government Portfolio - 2.06% (a)	95,927	$95,927
First American Government Obligations Fund - Class Z - 2.08% (a)	95,927	95,927
First American Treasury Obligations Fund - Class Z - 2.11% (a)	95,926	95,926
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 2.05% (a)	95,926	95,926
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 2.09% (a)	95,926	95,926

		479,632

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 101.0%
1.534%, 11/08/2018 (b)(c)	$36,950,000	36,939,263
1.696%, 12/06/2018 (b)(c)	55,050,000	54,961,646
1.806%, 01/03/2019 (b)(c)	69,400,000	69,132,051
2.211%, 03/28/2019 (b)(c)	460,000	455,588

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 101.0% (continued)
2.266%, 04/25/2019 (b)(c)	$3,980,000	$3,933,615
2.350%, 06/20/2019 (b)(c)	22,620,000	22,263,306
2.423%, 07/18/2019 (b)(c)	1,750,000	1,718,619
2.447%, 08/15/2019 (b)(c)	23,960,000	23,477,689
2.666%, 10/10/2019 (b)(c)	3,650,000	3,560,407

		216,442,184

TOTAL SHORT-TERM INVESTMENTS (Cost $217,040,787)		216,921,816

TOTAL INVESTMENTS (Cost $217,040,787) - 101.2%		216,921,816

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2)%		(2,663,206)

TOTAL NET ASSETS - 100.0%		$214,258,610

Percentages are stated as a percent of net assets.

(a)	Rate shown is the 7-day effective yield.
(b)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(c)	All or a portion of this security is held as collateral for written put options.

Written Options

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	FAIR VALUE
PUT OPTIONS
CBOE S&P 500 Index, Expires 11/02/2018, Strike Price $2715.00	25	$6,779,350	$53,250
CBOE S&P 500 Index, Expires 11/02/2018, Strike Price $2720.00	60	16,270,440	142,500
CBOE S&P 500 Index, Expires 11/02/2018, Strike Price $2725.00	110	29,829,140	304,150
CBOE S&P 500 Index, Expires 11/02/2018, Strike Price $2730.00	140	37,964,360	460,600
CBOE S&P 500 Index, Expires 11/05/2018, Strike Price $2715.00	40	10,846,960	98,520
CBOE S&P 500 Index, Expires 11/05/2018, Strike Price $2720.00	40	10,846,960	112,800
CBOE S&P 500 Index, Expires 11/05/2018, Strike Price $2725.00	80	21,693,920	258,640
CBOE S&P 500 Index, Expires 11/05/2018, Strike Price $2730.00	112	30,371,488	272,720
CBOE S&P 500 Index, Expires 11/07/2018, Strike Price $2715.00	62	16,812,788	208,320
CBOE S&P 500 Index, Expires 11/07/2018, Strike Price $2720.00	100	27,117,400	374,800
CBOE S&P 500 Index, Expires 11/07/2018, Strike Price $2725.00	25	6,779,350	87,475

TOTAL PUT OPTIONS (Premiums Received $1,681,200)			2,373,775

TOTAL WRITTEN OPTIONS (Premiums Received $1,681,200)			$2,373,775

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Schedule of Investments	as of October 31, 2018

STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND

	SHARES	FAIR VALUE
SHORT-TERM INVESTMENTS - 100.9%
Money Market Funds - 0.7%
Fidelity Investments Money Market Funds - Government Portfolio - 2.06% (a)	98,943	$98,943
First American Government Obligations Fund - Class Z - 2.08% (a)	98,942	98,942
First American Treasury Obligations Fund - Class Z - 2.11% (a)	98,943	98,943
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 2.05% (a)	98,942	98,942
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 2.09% (a)	98,942	98,942

		494,712

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 100.2%
1.737%, 12/06/2018 (b)(c)	$4,950,000	4,941,860
1.795%, 01/03/2019 (b)(c)	45,600,000	45,423,941
2.216%, 03/28/2019 (b)(c)	900,000	891,368

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 100.2% (continued)
2.264%, 04/25/2019 (b)(c)	$3,960,000	$3,913,848
2.331%, 05/23/2019 (b)(c)	250,000	246,557
2.352%, 06/20/2019 (b)(c)	1,850,000	1,820,828
2.423%, 07/18/2019 (b)(c)	2,250,000	2,209,653
2.457%, 08/15/2019 (b)(c)	1,200,000	1,175,844
2.581%, 09/12/2019 (b)(c)	2,100,000	2,053,419
2.657%, 10/10/2019 (b)(c)	2,000,000	1,950,908

		64,628,226

TOTAL SHORT-TERM INVESTMENTS (Cost $65,171,424)		65,122,938

TOTAL INVESTMENTS (Cost $65,171,424) - 100.9%		65,122,938

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9)%		(601,208)

TOTAL NET ASSETS - 100.0%		$64,521,730

Percentages are stated as a percent of net assets.

(a)	Rate show is the 7-day effective yield.
(b)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(c)	All or a portion of this security is held as collateral for written put options.

Written Options

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	FAIR VALUE
PUT OPTIONS
CBOE Russell 2000 Index, Expires 11/02/2018, Strike Price $1,490.00	2	$302,282	$1,380
CBOE Russell 2000 Index, Expires 11/02/2018, Strike Price $1,495.00	60	9,068,460	49,500
CBOE Russell 2000 Index, Expires 11/02/2018, Strike Price $1,500.00	74	11,184,434	73,260
CBOE Russell 2000 Index, Expires 11/02/2018, Strike Price $1,520.00	290	43,830,890	392,370

TOTAL PUT OPTIONS (Premiums Received $749,226)			516,510

TOTAL WRITTEN OPTIONS (Premiums Received $749,226)			$516,510

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Schedule of Investments	as of October 31, 2018

STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND

	SHARES	FAIR VALUE
INVESTMENT COMPANIES - 100.0%
Open-End Mutual Funds - 100.0%
Stone Ridge U.S. Large Cap Variance Risk Premium Fund - Class I (a)	10,277,215	$100,922,251
Stone Ridge U.S. Small Cap Variance Risk Premium Fund - Class I (a)	5,138,273	50,714,755

TOTAL INVESTMENT COMPANIES (Cost $154,581,288)		151,637,006

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 2.06% (b)	41,605	41,605
First American Government Obligations Fund - Class Z - 2.08% (b)	41,604	41,604
First American Treasury Obligations Fund - Class Z - 2.11% (b)	41,604	41,604
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 2.05% (b)	41,605	41,605
Short Term Investments Trust - Treasury Portfolio - Institutional Class - 2.09% (b)	41,605	41,605

TOTAL SHORT-TERM INVESTMENTS (Cost $208,023)		208,023

TOTAL INVESTMENTS (Cost $154,789,311) - 100.1%		151,845,029

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(158,125)

TOTAL NET ASSETS - 100.0%		$151,686,904

Percentages are stated as a percent of net assets.

(a)	Affiliated company. See Footnote 9.
(b)	Rate shown is the 7-day effective yield.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Schedule of Investments	as of October 31, 2018

STONE RIDGE INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND

	SHARES	FAIR VALUE
SHORT-TERM INVESTMENTS - 100.7%
Money Market Funds - 6.5%
Fidelity Investments Money Market Funds - Government Portfolio - 2.06% (a)	388,011	$388,011
First American Government Obligations Fund - Class Z - 2.08% (a)	388,010	388,010
First American Treasury Obligations Fund - Class Z - 2.11% (a)	388,010	388,010
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 2.05% (a)	388,010	388,010
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 2.09% (a)	388,011	388,011

		1,940,052

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 94.2%
1.788%, 01/03/2019 (b)(c)	$9,600,000	9,562,935
2.275%, 05/23/2019 (b)(c)	1,500,000	1,479,341

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 94.2% (continued)
2.365%, 06/20/2019 (b)(c)	$3,000,000	$2,952,693
2.407%, 07/18/2019 (b)(c)	6,500,000	6,383,441
2.450%, 08/15/2019 (b)(c)	8,100,000	7,936,948

		28,315,358

TOTAL SHORT-TERM INVESTMENTS (Cost $30,286,801)		30,255,410

TOTAL INVESTMENTS (Cost $30,286,801) - 100.7%		30,255,410

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%		(195,477)

TOTAL NET ASSETS - 100.0%		$30,059,933

Percentages are stated as a percent of net assets.

(a)	Rate shown is the 7-day effective yield.
(b)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(c)	All or a portion of this security is held as collateral for written put options.

Written Options

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	FAIR VALUE

PUT OPTIONS
CAC 40 Index, Expires 11/16/2018, Strike Price EUR 5,100.00	26	$1,499,954	$23,925
DAX Index, Expires 11/02/2018, Strike Price EUR 11,400.00	45	2,917,339	12,615
Euro Stoxx 50 Index, Expires 11/02/2018, Strike Price EUR 3,200.00	153	5,541,110	31,173
FTSE 100 Index, Expires 11/16/2018, Strike Price GBP 7,125.00	66	6,013,352	81,924
Hang Seng Index, Expires 11/29/2018, Strike Price HKD 24,800.00	5	796,348	20,403
Nikkei 225 Index, Expires 11/09/2018, Strike Price JPY 21,250.00	35	6,799,451	51,181
Nikkei 225 Index, Expires 11/09/2018, Strike Price JPY 21,375.00	5	971,350	7,976
S&P/ASX 200 Index, Expires 11/15/2018, Strike Price AUD 5,675.00	50	2,064,367	12,711
S&P/ASX 200 Index, Expires 11/15/2018, Strike Price AUD 5,700.00	7	289,011	2,077
Swiss Market Index, Expires 11/16/2018, Strike Price CHF 8,800.00	12	1,074,973	6,136
Swiss Market Index, Expires 11/16/2018, Strike Price CHF 9,000.00	22	1,970,784	25,190

TOTAL PUT OPTIONS (Premiums Received $442,831)			275,311

TOTAL WRITTEN OPTIONS (Premiums Received $442,831)			$275,311

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Schedule of Investments	as of October 31, 2018

STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND

	SHARES	FAIR VALUE
INVESTMENT COMPANIES - 99.2%
Open-End Mutual Funds - 99.2%
Stone Ridge International Developed Markets Variance Risk Premium Fund - Class I (a)	1,807,218	$16,752,908
Stone Ridge U.S. Large Cap Variance Risk Premium Fund - Class I (a)	1,131,592	11,112,234
Stone Ridge U.S. Small Cap Variance Risk Premium Fund - Class I (a)	565,620	5,582,669

TOTAL INVESTMENT COMPANIES (Cost $34,644,693)		33,447,811

SHORT-TERM INVESTMENTS - 0.9%
Money Market Funds - 0.9%
Fidelity Investments Money Market Funds - Government Portfolio - 2.06% (b)	59,144	59,144
First American Government Obligations Fund - Class Z - 2.08% (b)	59,143	59,143
First American Treasury Obligations Fund - Class Z - 2.11% (b)	59,143	59,143
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 2.05% (b)	59,143	59,143
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 2.09% (b)	59,143	59,143

TOTAL SHORT-TERM INVESTMENTS (Cost $295,716)		295,716

TOTAL INVESTMENTS (Cost $34,940,409) - 100.1%		33,743,527

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(29,066)

TOTAL NET ASSETS - 100.0%		$33,714,461

Percentages are stated as a percent of net assets.

(a)	Affiliated company. See Footnote 9.
(b)	Rate shown is the 7-day effective yield.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Statement of Assets and Liabilities	October 31, 2018

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND
ASSETS:
Investments, at fair value(1)	$935,457,972
Interest receivable	6,291,340
Receivable for fund shares sold	408,408
Collateral held at broker for futures	378,506
Foreign currencies at broker, at value(2)	2
Other assets	3,634
Total assets	942,539,862
LIABILITIES:
Payable for investment securities purchased	8,081,211
Payable to Adviser	1,137,278
Payable for Chief Compliance Officer compensation	460
Payable to Trustees	11,689
Payable to Custodian	11,685
Payable for fund shares redeemed	719,740
Accrued distribution fees	14,841
Accrued interest expense	5,113
Other accrued expenses	375,062
Total liabilities	10,357,079
Total net assets	$932,182,783

NET ASSETS CONSIST OF:
Capital stock	$1,014,834,109
Total distributable earnings	(82,651,326)
Total net assets	$932,182,783

Class I
Net assets	$815,827,212
Shares outstanding	85,547,498
Class I Net asset value, offering and redemption price per share	$9.54
Class M
Net assets	$116,355,571
Shares outstanding	12,203,263
Class M Net asset value, offering and redemption price per share	$9.53

(1) Cost of Investments	$990,146,892
(2) Cost of foreign currencies	2

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Statement of Assets and Liabilities	October 31, 2018

	STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND	STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND	STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND
ASSETS:
Investments, at fair value(1)
Unaffiliated issuers	$216,921,816	$65,122,938	$208,023
Affiliated issuers	—	—	151,637,006
Interest receivable	967	782	389
Receivable for fund shares sold	—	—	55,316
Receivable for investments sold	1,681,200	379,736	—
Other assets	18,337	19,043	18,594
Total assets	218,622,320	65,522,499	151,919,328
LIABILITIES:
Written options, at fair value(2)	2,373,775	516,510	—
Payable for investment securities purchased	1,461,896	307,368	—
Payable to Adviser	235,935	67,244	—
Payable for fund shares redeemed	95,392	—	130,295
Accrued audit expense	70,059	70,060	42,083
Accrued legal fees	25,459	8,931	35,845
Payable to Custodian	3,042	3,162	595
Accrued distribution fees	2,844	445	2,638
Payable to Trustees	2,160	864	—
Payable for Chief Compliance Officer compensation	460	460	115
Other accrued expenses	92,688	25,725	20,853
Total liabilities	4,363,710	1,000,769	232,424
Total net assets	$214,258,610	$64,521,730	$151,686,904

NET ASSETS CONSIST OF:
Capital stock	$218,484,484	$63,992,820	$138,546,921
Total distributable earnings	(4,225,874)	528,910	13,139,983
Total net assets	$214,258,610	$64,521,730	$151,686,904

Class I
Net assets	$192,724,927	$61,437,577	$131,863,232
Shares outstanding	19,627,811	6,226,357	12,546,027
Class I Net asset value, offering and redemption price per share	$9.82	$9.87	$10.51
Class M
Net assets	$21,533,683	$3,084,153	$19,823,672
Shares outstanding	2,215,702	315,656	1,895,915
Class M Net asset value, offering and redemption price per share	$9.72	$9.77	$10.46

(1) Cost of Investments
Unaffiliated issuers	$217,040,787	$65,171,424	$208,023
Affiliated issuers (See Note 9)	—	—	154,581,288
(2) Premiums received	1,681,200	749,226	—

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Statement of Assets and Liabilities	October 31, 2018

	STONE RIDGE INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND	STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND
ASSETS:
Investments, at fair value(1)
Unaffiliated issuers	$30,255,410	$295,716
Affiliated issuers	—	33,447,811
Receivable for investments sold	29,208	—
Interest receivable	—	478
Dividends receivable	60	—
Receivable from Adviser	67,091	8,923
Foreign currencies at brokers, at value(2)	1,411,962	—
Foreign currencies held at custodian, at value(3)	19,570	—
Collateral held at broker	279,489	—
Other assets	14,909	27,165
Total assets	32,077,699	33,780,093
LIABILITIES:
Payable to broker	1,558,893	—
Payable for fund shares redeemed	49,209	—
Written options, at fair value(4)	275,311	—
Payable for investment interest	13,978	—
Accrued audit expense	73,624	42,087
Accrued legal fees	6,221	8,758
Payable for Chief Compliance Officer compensation	460	115
Accrued registration fees	349	3,371
Accrued transfer agent fees and expenses	5,823	7,177
Payable to Custodian	3,572	86
Payable to Trustees	867	—
Accrued distribution fees	803	823
Other accrued expenses	28,656	3,215
Total liabilities	2,017,766	65,632
Total net assets	$30,059,933	$33,714,461

NET ASSETS CONSIST OF:
Capital stock	$31,875,431	$33,930,535
Total distributable earnings	(1,815,498)	(216,074)
Total net assets	$30,059,933	$33,714,461

Class I
Net assets	$24,253,164	$27,358,331
Shares outstanding	2,616,044	2,804,391
Class I Net asset value, offering and redemption price per share	$9.27	$9.76
Class M
Net assets	$5,806,769	$6,356,130
Shares outstanding	630,766	654,275
Class M Net asset value, offering and redemption price per share	$9.21	$9.71

(1) Cost of Investments
Unaffiliated issuers	$30,286,801	$295,716
Affiliated issuers (See Note 9)	—	34,644,693
(2) Cost of foreign currencies	1,449,921	—
(3) Cost of foreign currencies	19,801	—
(4) Premiums received	442,831	—

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Statement of Operations	For the Year Ended October 31, 2018

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND
INVESTMENT INCOME:
Dividend income	$2,674,334
Interest income	59,815,514
Total investment income	62,489,848
EXPENSES
Advisory fees (See Note 4)	14,211,224
Fund accounting and administration fees	733,087
Legal fees	373,695
Transfer agency fees and expenses	240,878
Audit and tax related fees	220,348
Distribution (12b-1) fees — Class M Only	201,940
Interest expense	174,752
Custody fees	76,175
Federal and state registration fees	59,982
Trustees fees and expenses	45,803
Chief Compliance Officer compensation	45,460
Other expenses	203,819
Total expenses before Adviser waiver	16,587,163
Expenses waived by Adviser (See Note 4)	(508,324)
Total net expenses	16,078,839
Net investment income	46,411,009
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(736,510)
Foreign currency translation	(424,121)
Futures contracts	1,200,441
Net change in unrealized appreciation (depreciation) on:
Investments	21,158,377
Foreign currency translation	(10,349)
Futures contracts	(216,231)
Net realized and unrealized gain	20,971,607
Net increase in net assets resulting from operations	$67,382,616

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Statement of Operations	For the Year Ended October 31, 2018

	STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND	STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND	STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND
INVESTMENT INCOME:
Dividend income
Affiliated issuers	$—	$—	$9,391,244
Interest income	4,543,310	1,663,351	3,466
Total investment income	4,543,310	1,663,351	9,394,710
EXPENSES
Advisory fees (See Note 4)	3,631,620	1,333,784	—
Fund accounting and administration fees	437,865	365,249	5,505
Legal fees	135,186	43,617	91
Audit and tax related fees	75,700	76,029	44,905
Distribution (12b-1) fees — Class M Only	56,226	15,765	44,537
Transfer agency fees and expenses	48,255	32,659	59,104
Chief Compliance Officer compensation	45,460	45,460	11,365
Federal and state registration fees	34,762	40,688	39,200
Printing and mailing expenses	24,799	9,489	16,670
Trustees fees and expenses	13,345	5,072	—
Custody fees	—	—	1,640
Other expenses	142,681	36,051	15,685
Total expenses before Adviser waiver	4,645,899	2,003,863	238,702
Expenses waived by Adviser (See Note 4)	—	(117,879)	—
Net expenses before Adviser recoupment	4,645,899	1,885,984	238,702
Expenses recouped by Adviser (See Note 4)	60,860	537	—
Total net expenses	4,706,759	1,886,521	238,702
Net investment income (loss)	(163,449)	(223,170)	9,156,008
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments
Affiliated issuers (See Note 9)	—	—	(1,791,713)
Unaffiliated issuers	(135,223)	(76,108)	—
Capital gain distributions from affiliated mutual funds	—	—	18,613,667
Futures contracts	—	451,925	—
Written options	(3,221,638)	354,662	—
Net change in unrealized appreciation (depreciation) on:
Investments	(10,831)	7,966	(28,378,032)
Written options	(750,042)	70,172	—
Net realized and unrealized gain (loss)	(4,117,734)	808,617	(11,556,078)
Net increase (decrease) in net assets resulting from operations	$(4,281,183)	$585,447	$(2,400,070)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Statement of Operations	For the Year Ended October 31, 2018

	STONE RIDGE INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND	STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND
INVESTMENT INCOME:
Dividend income
Affiliated issuers	$—	$2,093,623
Interest income	1,254,817	4,151
Total investment income	1,254,817	2,097,774
EXPENSES
Advisory fees (See Note 4)	999,160	—
Fund accounting and administration fees	357,909	5,469
Broker and investment interest expenses	258,961	14
Audit and tax related fees	77,506	44,913
Chief Compliance Officer compensation	45,460	11,365
Federal and state registration fees	36,043	32,704
Transfer agency fees and expenses	34,361	42,574
Legal fees	31,180	—
Custody fees	22,152	—
Distribution (12b-1) fees — Class M Only	13,300	10,401
Trustees fees and expenses	4,013	—
Other expenses	14,860	9,289
Total expenses before Adviser waiver	1,894,905	156,729
Expenses waived by Adviser (See Note 4)	(222,592)	(50,096)
Total net expenses	1,672,313	106,633
Net investment income (loss)	(417,496)	1,991,141
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments
Affiliated issuers (See Note 9)	—	(154,342)
Unaffiliated issuers	(55,355)	—
Capital gain distributions from affiliated mutual funds	—	1,879,835
Foreign currency translation	5	—
Futures contracts	(325,104)	—
Written options	(1,330,576)	—
Increase in payments from affiliates (See Note 12)	96,198	224
Net change in unrealized appreciation (depreciation) on:
Investments	(774)	(4,666,048)
Foreign currency translation	25,624	—
Written options	17,496	—
Net realized and unrealized loss	(1,572,486)	(2,940,331)
Net decrease in net assets resulting from operations	$(1,989,982)	$(949,190)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Statement of Changes in Net Assets

	STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND
	Year Ended October 31, 2018	Year Ended October 31, 2017
OPERATIONS:
Net investment income	$46,411,009	$77,094,509
Net realized gain (loss) on:
Investments	(736,510)	(809,346)
Foreign currency translation	(424,121)	28,815
Futures contracts	1,200,441	(553,034)
Net change in unrealized appreciation (depreciation) on:
Investments	21,158,377	(137,243,537)
Foreign currency translation	(10,349)	1,484,138
Futures contracts	(216,231)	(469,638)
Net increase (decrease) in net assets resulting from operations	67,382,616	(60,468,093)

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions — Class I(1)	(23,383,538)	(58,047,604)
Net dividends and distributions — Class M(1)	(3,299,503)	(9,933,495)
From return of capital — Class I	—	(465,511)
From return of capital — Class M	—	(94,533)
Total distributions	(26,683,041)	(68,541,143)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold — Class I	328,191,290	150,479,799
Proceeds from shares sold — Class M	26,717,486	77,925,919
Proceeds from shares issued in connection with acquisition — Class I(2)	—	840,282,373
Proceeds from shares issued in connection with acquisition — Class M(2)	—	191,342,870
Proceeds from shares issued to holders in reinvestment of dividends — Class I	16,450,257	49,730,670
Proceeds from shares issued to holders in reinvestment of dividends — Class M	2,711,232	7,868,999
Cost of shares redeemed — Class I	(472,995,901)	(455,848,475)
Cost of shares redeemed — Class M	(106,864,419)	(133,480,039)
Net increase (decrease) in net assets from capital share transactions	(205,790,055)	728,302,116
Total increase (decrease) in net assets	(165,090,480)	599,292,880

NET ASSETS:
Beginning of year	1,097,273,263	497,980,383
End of year	$932,182,783	$1,097,273,263 *

(1)	Includes net investment income distributions of $58,047,604 and $9,933,495 for year ended October 31, 2017, for Class I and Class M, respectively.
(2)	On December 5, 2016, the Stone Ridge High Yield Reinsurance Risk Premium Fund acquired Stone Ridge Reinsurance Risk Premium Fund (see Note 1 of the Notes to the Financial Statements).
*	Includes accumulated net investment losses of $13,304,595 for the year ended October 31, 2018.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Statement of Changes in Net Assets

	STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND		STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND		STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
OPERATIONS:
Net investment income (loss)	$(163,449)	$(2,997,793)	$(223,170)	$(1,210,148)	$9,156,008	$(156,589)
Net realized gain (loss) on:
Investments
Affiliated issuers	—	—	—	—	(1,791,713)	1,449,814
Unaffiliated issuers	(135,223)	(82,320)	(76,108)	(29,917)	—	—
Capital gain distributions from affiliated mutual funds	—	—	—	—	18,613,667	7,269,248
Futures contracts	—	30,963	451,925	—	—	—
Written options	(3,221,638)	48,587,406	354,662	16,763,556	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(10,831)	(149,303)	7,966	(61,626)	(28,378,032)	18,483,464
Written options	(750,042)	(202,996)	70,172	(311,706)	—	—
Net increase (decrease) in net assets resulting from operations	(4,281,183)	45,185,957	585,447	15,150,159	(2,400,070)	27,045,937

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions — Class I(1)	(38,538,145)	(13,168,998)	(12,215,383)	(1,917,755)	(14,934,681)	(8,199,573)
Net dividends and distributions — Class M(1)	(6,669,788)	(2,964,813)	(1,583,476)	(239,501)	(2,939,589)	(1,517,138)
Total distributions	(45,207,933)	(16,133,811)	(13,798,859)	(2,157,256)	(17,874,270)	(9,716,711)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold — Class I	44,880,652	57,909,083	22,283,908	9,890,019	15,667,073	22,200,014
Proceeds from shares sold — Class M	2,984,539	8,950,793	1,175,380	2,898,181	3,074,050	6,080,251
Proceeds from shares issued to holders in reinvestment of dividends — Class I	13,422,699	5,164,323	3,138,799	608,714	9,018,296	3,909,409
Proceeds from shares issued to holders in reinvestment of dividends — Class M	5,489,391	2,720,682	1,424,402	219,428	2,617,023	1,372,784
Cost of shares redeemed — Class I	(124,836,580)	(97,251,743)	(64,091,802)	(25,025,715)	(67,173,179)	(30,471,282)
Cost of shares redeemed — Class M	(30,981,018)	(32,982,450)	(12,736,462)	(3,329,890)	(20,657,897)	(4,570,557)
Net decrease in net assets from capital share transactions	(89,040,317)	(55,489,312)	(48,805,775)	(14,739,263)	(57,454,634)	(1,479,381)
Total increase (decrease) in net assets	(138,529,433)	(26,437,166)	(62,019,187)	(1,746,360)	(77,728,974)	15,849,845

NET ASSETS:
Beginning of year	352,788,043	379,225,209	126,540,917	128,287,277	229,415,878	213,566,033
End of year	$214,258,610	$352,788,043 *	$64,521,730	$126,540,917 *	$151,686,904	$229,415,878 *

(1)	Includes net realized gain distribution of $13,168,998 and $2,964,813 for Class I and Class M in U.S. Large Cap VRP Fund, $1,917,755 and $239,501 for Class I and Class M in U.S. Small Cap VRP Fund, and $8,199,573 and $1,517,138 for Class I and Class M in U.S. VRP Master Fund, for year ended October 31, 2017, respectively.
*	Includes accumulated net investment income of $0, $0 and $441,161 for Stone Ridge U.S. Large Cap VRP Fund, Stone Ridge U.S. Small Cap VRP Fund and Stone Ridge U.S. VRP Master Fund, respectively, for the year ended October 31, 2018.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Statement of Changes in Net Assets

	STONE RIDGE INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND		STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
OPERATIONS:
Net investment gain (loss)	$(417,496)	$(1,121,202)	$1,991,141	$555,491
Net realized gain (loss) on:
Investments
Affiliated issuers (See Note 9)	—	—	(154,342)	201,600
Unaffiliated issuers	(55,355)	(6,272)	—	—
Capital gain distributions from affiliated mutual funds	—	—	1,879,835	723,353
Foreign currency translation	5	35,447	—	—
Futures contracts	(325,104)	23,151	—	—
Written options	(1,330,576)	11,960,666	—	—
Increase in payments from affiliate	96,198	—	224	—
Net change in unrealized appreciation (depreciation) on:
Investments	(774)	(23,995)	(4,666,048)	3,210,240
Foreign currency translation	25,624	(30,954)	—	—
Written options	17,496	193,550	—	—
Net increase (decrease) in net assets resulting from operations	(1,989,982)	11,030,391	(949,190)	4,690,684

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions — Class I(1)	(8,704,889)	(278,188)	(2,693,125)	(838,883)
Net dividends and distribution — Class M(1)	(879,088)	(69,955)	(612,395)	(177,433)
Total distributions	(9,583,977)	(348,143)	(3,305,520)	(1,016,316)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold — Class I	22,105,855	5,729,365	5,362,441	6,302,390
Proceeds from shares sold — Class M	2,111,384	1,013,969	25,015	360,200
Proceeds from shares issued to holders in reinvestment of dividends — Class I	7,137,835	229,089	2,586,150	808,878
Proceeds from shares issued to holders in reinvestment of dividends — Class M	808,737	68,082	368,351	158,092
Cost of shares redeemed — Class I	(71,374,824)	(14,929,636)	(9,370,155)	(11,316,724)
Cost of shares redeemed — Class M	(15,819,156)	(2,942,784)	(702,572)	(1,052,174)
Net decrease in net assets from capital share transactions	(55,030,169)	(10,831,915)	(1,730,770)	(4,739,338)
Total decrease in net assets	(66,604,128)	(149,667)	(5,985,480)	(1,064,970)

NET ASSETS:
Beginning of year	96,664,061	96,813,728	39,699,941	40,764,911
End of year	$30,059,933	$96,664,061 *	$33,714,461	$39,699,941 *

(1)	Includes net realized gain distribution of $278,188 and $69,955 for Class I and Class M in International Developed Markets VRP Fund and $838,883 and $177,433 for Class I and Class M in Global Equity VRP Master Fund, for year ended October 31, 2017, respectively.
*	Includes accumulated net investment income of $0 and $465,325 for Stone Ridge International Developed Markets VRP Fund and Stone Ridge Global Equity VRP Master Fund, respectively, for the year ended October 31, 2018.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Statement of Cash Flows	For the Year Ended October 31, 2018

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$67,382,616
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized and unrealized gain:	(19,988,798)
Amortization and accretion of premium and discount	172,826
Changes in assets and liabilities:
Payable for investments securities purchased	6,007,211
Foreign currencies at broker	655,213
Interest receivable	562,737
Collateral held at broker for futures	24,119
Payable to Adviser	(99,909)
Other accrued expenses	(93,498)
Accrued distribution fees	(9,744)
Accrued interest expense	(5,732)
Payable for Chief Compliance Officer compensation	(5,527)
Payable to Trustees	(4,155)
Payable to Custodian	(1,605)
Other assets	(47)
Purchases of investments	(259,636,132)
Proceeds from sale of investments	457,027,596
Net purchases and sales of short-term investments	(12,578,124)
Net cash provided by operating activities	239,409,047
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	355,097,262
Payment on shares redeemed	(579,484,757)
Cash distributions to shareholders	(7,521,552)
Loan withdrawals	134,650,000
Loan paydowns	(142,150,000)
Net cash used in financing activities	(239,409,047)
Net increase in cash	—
Cash, beginning of year	—
Cash, end of year	$—

SUPPLEMENTAL DISCLOSURES OF CASH FLOW AND NON-CASH INFORMATION:
Reinvested distributions	$19,161,489
Cash paid for interest on loans outstanding	$180,484

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

[Intentionally Left Blank]

Financial Highlights	October 31, 2018

	PER SHARE DATA:
	Income (loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND—CLASS I
Year Ended October 31, 2018	$9.14	0.46	0.21	0.67
Year Ended October 31, 2017	$10.50	0.67	(1.13)	(0.46)
Year Ended October 31, 2016	$10.38	0.58	0.09	0.67
Year Ended October 31, 2015	$10.75	0.59	(0.08)	0.51
Year Ended October 31, 2014	$10.41	0.58	0.37	0.95
STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND—CLASS M
Year Ended October 31, 2018	$9.13	0.45	0.20	0.65
Year Ended October 31, 2017	$10.49	0.66	(1.13)	(0.47)
Year Ended October 31, 2016	$10.38	0.57	0.08	0.65
Year Ended October 31, 2015	$10.75	0.55	(0.06)	0.49
Year Ended October 31, 2014	$10.41	0.56	0.37	0.93
(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(3)	Includes borrowing and investment-related expenses not covered by the Funds’ expense limitation agreement. See Note 4.
(4)	Includes less than $0.01 per share of return of capital.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Financial Highlights	October 31, 2018

						SUPPLEMENT DATA AND RATIOS:
Distributions to Shareholders
Net Investment Income	Net Realized Gains	Total Distributions		Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Expenses to Average Net Assets (After Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income to Average Net Assets (After Expense Reimbursement/ Recoupment)		Portfolio Turnover Rate

(0.27)	—	(0.27)		$9.54	7.41%	$815,827	1.73	%(3)	1.68	%(3)	4.87	%(3)	4.92	%(3)	27.71%
(0.90)	—	(0.90	)(4)	$9.14	(4.85%)	$910,525	1.81	%(3)	1.77	%(3)	6.78	%(3)	6.82	%(3)	29.74%
(0.55)	—	(0.55)		$10.50	6.82%	$434,269	1.68	%(3)	N/A		5.70	%(3)	N/A		20.32%
(0.88)	—	(0.88)		$10.38	5.06%	$436,523	1.69%		N/A		5.76%		N/A		11.64%
(0.61)	—	(0.61)		$10.75	9.44%	$259,515	1.78%		1.80%		5.58%		5.56%		15.79%

(0.25)	—	(0.25)		$9.53	7.23%	$116,356	1.88	%(3)	1.83	%(3)	4.74	%(3)	4.79	%(3)	27.71%
(0.89)	—	(0.89	)(4)	$9.13	(5.01%)	$186,748	1.96	%(3)	1.91	%(3)	6.60	%(3)	6.65	%(3)	29.74%
(0.54)	—	(0.54)		$10.49	6.60%	$63,712	1.83	%(3)	N/A		5.60	%(3)	N/A		20.32%
(0.86)	—	(0.86)		$10.38	4.90%	$59,139	1.84%		N/A		5.46%		N/A		11.64%
(0.59)	—	(0.59)		$10.75	9.33%	$72,995	1.93%		1.95%		5.42%		5.40%		15.79%

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Financial Highlights	October 31, 2018

	PER SHARE DATA:
	Income (loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations
STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND—CLASS I
Year Ended October 31, 2018	$11.49	—		(0.18)		(0.18)
Year Ended October 31, 2017	$10.58	(0.08)		1.45		1.37
Year Ended October 31, 2016	$10.89	(0.12)		0.40		0.28
Year Ended October 31, 2015	$10.50	(0.14)		0.79		0.65
Year Ended October 31, 2014	$10.48	(0.14)		0.94		0.80
STONE RIDGE U.S. LARGE CAP VARIANCE RISK PREMIUM FUND—CLASS M
Year Ended October 31, 2018	$11.40	(0.02)		(0.17)		(0.19)
Year Ended October 31, 2017	$10.52	(0.10)		1.44		1.34
Year Ended October 31, 2016	$10.84	(0.13)		0.40		0.27
Year Ended October 31, 2015	$10.47	(0.15)		0.78		0.63
Year Ended October 31, 2014	$10.47	(0.15)		0.93		0.78
STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND—CLASS I
Year Ended October 31, 2018	$11.16	(0.02)		(0.05)		(0.07)
Year Ended October 31, 2017	$10.09	(0.10)		1.34		1.24
Year Ended October 31, 2016	$10.46	(0.13)		0.16		0.03
Year Ended October 31, 2015	$10.04	(0.15)		0.67		0.52
Year Ended October 31, 2014	$10.65	(0.16)		0.45		0.29
STONE RIDGE U.S. SMALL CAP VARIANCE RISK PREMIUM FUND—CLASS M
Year Ended October 31, 2018	$11.08	(0.04)		(0.05)		(0.09)
Year Ended October 31, 2017	$10.03	(0.12)		1.34		1.22
Year Ended October 31, 2016	$10.42	(0.14)		0.15		0.01
Year Ended October 31, 2015	$10.01	(0.17)		0.68		0.51
Year Ended October 31, 2014	$10.64	(0.17)		0.44		0.27
STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND—CLASS I
Year Ended October 31, 2018	$11.60	0.51	(2)	(0.69	)(2)	(0.18	)(2)
Year Ended October 31, 2017	$10.74	(0.00	)(2)	1.35	(2)	1.35	(2)
Year Ended October 31, 2016	$10.69	(0.01	)(2)	0.20	(2)	0.19	(2)
Year Ended October 31, 2015	$10.50	0.10	(2)	0.48	(2)	0.58	(2)
Year Ended October 31, 2014	$10.40	0.51	(2)	0.10	(2)	0.61	(2)
STONE RIDGE U.S. VARIANCE RISK PREMIUM MASTER FUND—CLASS M
Year Ended October 31, 2018	$11.54	0.54	(2)	(0.72	)(2)	(0.18	)(2)
Year Ended October 31, 2017	$10.71	(0.02	)(2)	1.34	(2)	1.32	(2)
Year Ended October 31, 2016	$10.67	(0.03	)(2)	0.21	(2)	0.18	(2)
Year Ended October 31, 2015	$10.50	0.10	(2)	0.46	(2)	0.56	(2)
Year Ended October 31, 2014	$10.40	0.51	(2)	0.09	(2)	0.60	(2)
(1)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(2)	Per share amounts only include income and expenses of the Stone Ridge U.S. Variance Risk Premium Master Fund which are shown on the Fund’s Statement of Operations. Amounts do not include the Fund’s proportionate share of the income and expenses of the underlying investor funds.
(3)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(4)	Includes borrowing and investment-related expenses not covered by the Funds’ expense limitation agreement. See Note 4.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Financial Highlights	October 31, 2018

						SUPPLEMENT DATA AND RATIOS:
Distributions to Shareholders
Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(3)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Expenses to Average Net Assets (After Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income (Loss) to Average Net Assets (After Expense Reimbursement/ Recoupment)		Portfolio Turnover Rate

—	(1.49)	—	(1.49)	$9.82	(2.04%)	$192,725	1.58%		1.60%		(0.01%)		(0.03%)		0.00%
—	(0.46)	—	(0.46)	$11.49	13.34%	$301,447	1.55%		1.53%		(0.84%)		(0.82%)		0.00%
—	(0.59)	—	(0.59)	$10.58	2.75%	$311,317	1.46	%(4)	N/A		(1.12	%)(4)	N/A		6.12%
—	(0.26)	—	(0.26)	$10.89	6.33%	$285,403	1.54%		N/A		(1.28%)		N/A		10.14%
—	(0.78)	—	(0.78)	$10.50	7.95%	$305,504	1.62%		1.64%		(1.27%)		(1.29%)		97.63%

—	(1.49)	—	(1.49)	$9.72	(2.16%)	$21,534	1.73%		1.75%		(0.19%)		(0.21%)		0.00%
—	(0.46)	—	(0.46)	$11.40	13.13%	$51,341	1.68%		1.67%		(0.98%)		(0.97%)		0.00%
—	(0.59)	—	(0.59)	$10.52	2.67%	$67,909	1.61	%(4)	N/A		(1.27	%)(4)	N/A		6.12%
—	(0.26)	—	(0.26)	$10.84	6.15%	$93,347	1.69%		N/A		(1.43%)		N/A		10.14%
—	(0.78)	—	(0.78)	$10.47	7.76%	$113,345	1.77%		1.79%		(1.42%)		(1.44%)		97.63%

—	(1.22)	—	(1.22)	$9.87	(0.85%)	$61,438	1.86%		1.75%		(0.30%)		(0.19%)		0.00%
—	(0.17)	—	(0.17)	$11.16	12.39%	$112,063	1.77%		1.64%		(1.05%)		(0.92%)		0.00%
—	(0.40)	—	(0.40)	$10.09	0.31%	$114,980	1.55	%(4)	1.56	%(4)	(1.28	%)(4)	(1.29	%)(4)	0.00%
—	(0.10)	—	(0.10)	$10.46	5.23%	$113,269	1.56%		1.55%		(1.50%)		(1.49%)		0.00%
—	(0.75)	(0.15)	(0.90)	$10.04	2.85%	$115,717	1.60%		1.62%		(1.54%)		(1.56%)		34.92%

—	(1.22)	—	(1.22)	$9.77	(1.05%)	$3,084	2.01%		1.90%		(0.49%)		(0.38%)		0.00%
—	(0.17)	—	(0.17)	$11.08	12.26%	$14,478	1.93%		1.81%		(1.21%)		(1.09%)		0.00%
—	(0.40)	—	(0.40)	$10.03	0.11%	$13,307	1.70	%(4)	1.71	%(4)	(1.44	%)(4)	(1.45	%)(4)	0.00%
—	(0.10)	—	(0.10)	$10.42	5.15%	$17,024	1.71%		1.70%		(1.65%)		(1.64%)		0.00%
—	(0.75)	(0.15)	(0.90)	$10.01	2.65%	$13,925	1.75%		1.77%		(1.69%)		(1.71%)		34.92%

(0.46)	(0.45)	—	(0.91)	$10.51	(1.76%)	$131,863	0.10%		N/A		4.70%		N/A		23.57%
—	(0.49)	—	(0.49)	$11.60	12.94%	$191,063	0.08%		N/A		(0.05%)		N/A		11.30%
—	(0.14)	—	(0.14)	$10.74	1.81%	$180,870	0.11%		N/A		(0.11%)		N/A		16.43%
(0.10)	(0.29)	—	(0.39)	$10.69	5.81%	$145,606	0.13%		N/A		0.98%		N/A		16.83%
(0.51)	—	—	(0.51)	$10.50	6.02%	$164,687	0.13%		N/A		4.91%		N/A		6.46%

(0.45)	(0.45)	—	(0.90)	$10.46	(1.83%)	$19,824	0.25%		N/A		5.03%		N/A		23.57%
—	(0.49)	—	(0.49)	$11.54	12.69%	$38,353	0.23%		N/A		(0.20%)		N/A		11.30%
—	(0.14)	—	(0.14)	$10.71	1.72%	$32,696	0.26%		N/A		(0.26%)		N/A		16.43%
(0.10)	(0.29)	—	(0.39)	$10.67	5.57%	$52,988	0.27%		N/A		1.02%		N/A		16.83%
(0.50)	—	—	(0.50)	$10.50	5.88%	$108,003	0.28%		N/A		4.82%		N/A		6.46%

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2018

Financial Highlights	October 31, 2018

	PER SHARE DATA:
	Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(3)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations
STONE RIDGE INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND—CLASS I
Year Ended October 31, 2018	$10.83	(0.05)		(0.27)		(0.32	)(5)
Year Ended October 31, 2017	$9.68	(0.11)		1.30		1.19
Year Ended October 31, 2016	$9.93	(0.16)		0.07		(0.09)
Year Ended October 31, 2015	$9.70	(0.19)		0.52		0.33
Period Ended October 31, 2014(1)	$10.00	(0.12)		0.17		0.05	(6)
STONE RIDGE INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND—CLASS M
Year Ended October 31, 2018	$10.77	(0.07)		(0.25)		(0.32	)(7)
Year Ended October 31, 2017	$9.65	(0.13)		1.29		1.16
Year Ended October 31, 2016	$9.91	(0.17)		0.07		(0.10)
Year Ended October 31, 2015	$9.69	(0.20)		0.52		0.32
Period Ended October 31, 2014(1)	$10.00	(0.13)		0.17		0.04	(6)
STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND—CLASS I
Year Ended October 31, 2018	$10.95	0.52	(4)	(0.79	)(4)	(0.27	)(4)(5)
Year Ended October 31, 2017	$10.01	0.14	(4)	1.05	(4)	1.19	(4)
Year Ended October 31, 2016	$10.07	(0.02	)(4)	0.11	(4)	0.09	(4)
Period Ended October 31, 2015(2)	$10.00	0.04	(4)	0.08	(4)	0.12	(4)(6)
STONE RIDGE GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND—CLASS M
Year Ended October 31, 2018	$10.91	0.53	(4)	(0.83	)(4)	(0.30	)(4)(8)
Year Ended October 31, 2017	$9.98	0.13	(4)	1.05	(4)	1.18	(4)
Year Ended October 31, 2016	$10.06	(0.04	)(4)	0.11	(4)	0.07	(4)
Period Ended October 31, 2015(2)	$10.00	(0.01	)(4)	0.11	(4)	0.10	(4)
(1)	The Fund commenced operations on February 11, 2014.
(2)	The Fund commenced operations on November 14, 2014.
(3)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(4)	Per share amounts only include income and expenses of the Stone Ridge Global Equity Variance Risk Premium Master Fund which are shown on the Fund’s Statement of Operations. Amounts do not include the Fund’s proportionate share of the income and expenses of the underlying investor funds.
(5)	Includes increase from payments by affiliates of $0.01.
(6)	Includes redemption fees of less than $0.01 per share.
(7)	Includes increase from payments by affiliates of $0.02.
(8)	Includes increase from payments by affiliates of less than $0.01.
(9)	Not annualized.
(10)	Annualized.
(11)	Total Return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
(12)	Includes borrowing and investment-related expenses not covered by the Funds’ expense limitation agreement. See Note 4.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Financial Highlights	October 31, 2018

							SUPPLEMENT DATA AND RATIOS:
Distributions to Shareholders
Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (11)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (Before Expense Reimburse ment/ Recoup ment)		Ratio of Expenses to Average Net Assets (After Expense Reimburse ment/ Recoup ment)		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Reimburse ment/ Recoup ment)		Ratio of Net Investment Income (Loss) to Average Net Assets (After Expense Reimburse ment/ Recoup ment)		Portfolio Turnover Rate

—	(1.24)	—	(1.24)	$9.27	(3.34%)		$24,253	2.35	%(12)	2.08	%(12)	(0.77	%)(12)	(0.50	%)(12)	0.00%
—	(0.04)	—	(0.04)	$10.83	12.28%		$76,774	2.06	%(12)	1.86	%(12)	(1.34	%)(12)	(1.14	%)(12)	0.00%
—	(0.16)	—	(0.16)	$9.68	(0.89%)		$77,284	1.81	%(12)	1.90	%(12)	(1.57	%)(12)	(1.66	%)(12)	115.09%
—	(0.10)	—	(0.10)	$9.93	3.40%		$90,449	1.83	%(12)	1.96	%(12)	(1.77	%)(12)	(1.90	%)(12)	107.43%
—	(0.19)	(0.16)	(0.35)	$9.70	0.47	%(9)	$59,551	2.16	%(10)	1.75	%(10)	(2.12	%)(10)	(1.71	%)(10)	70.35	%(9)

—	(1.24)	—	(1.24)	$9.21	(3.36%)		$5,807	2.53	%(12)	2.21	%(12)	(1.01	%)(12)	(0.69	%)(12)	0.00%
—	(0.04)	—	(0.04)	$10.77	12.01%		$19,890	2.21	%(12)	2.01	%(12)	(1.49	%)(12)	(1.29	%)(12)	0.00%
—	(0.16)	—	(0.16)	$9.65	(0.99%)		$19,530	1.96	%(12)	2.05	%(12)	(1.72	%)(12)	(1.81	%)(12)	115.09%
—	(0.10)	—	(0.10)	$9.91	3.30%		$21,082	1.98	%(12)	2.11	%(12)	(1.92	%)(12)	(2.05	%)(12)	107.43%
—	(0.19)	(0.16)	(0.35)	$9.69	0.36	%(9)	$18,795	2.35	%(10)	1.90	%(10)	(2.31	%)(10)	(1.86	%)(10)	70.35	%(9)

(0.66)	(0.26)	—	(0.92)	$9.76	(2.72%)		$27,358	0.38%		0.25%		5.03%		5.16%		39.44%
—	(0.25)	—	(0.25)	$10.95	12.17%		$32,230	0.35%		0.25%		1.28%		1.38%		9.10%
—	(0.15)	—	(0.15)	$10.01	0.92%		$33,414	0.39%		0.25%		(0.39%)		(0.25%)		21.71%
(0.05)	—	—	(0.05)	$10.07	1.17	%(9)	$38,899	0.47	%(10)	0.25	%(10)	0.21	%(10)	0.43	%(10)	62.45	%(9)

(0.64)	(0.26)	—	(0.90)	$9.71	(2.98%)		$6,356	0.53%		0.40%		5.13%		5.26%		39.44%
—	(0.25)	—	(0.25)	$10.91	12.10%		$7,470	0.50%		0.40%		1.21%		1.31%		9.10%
—	(0.15)	—	(0.15)	$9.98	0.71%		$7,351	0.53%		0.40%		(0.53%)		(0.40%)		21.71%
(0.04)	—	—	(0.04)	$10.06	1.05	%(9)	$9,464	0.72	%(10)	0.40	%(10)	(0.42	%)(10)	(0.10	%)(10)	62.45	%(9)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

1. Organization

Stone Ridge Trust (the “Trust”) was organized as a Delaware statutory trust on September 28, 2012, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company issuing shares in multiple series, each series representing a distinct portfolio with its own investment objectives and policies. As of October 31, 2018, Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Fund”), the Stone Ridge U.S. Large Cap Variance Risk Premium Fund (the “U.S. Large Cap VRP Fund”), the Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “U.S. Small Cap VRP Fund”, together with the U.S. Large Cap VRP Fund, the “U.S. VRP Funds”), the Stone Ridge U.S. Variance Risk Premium Master Fund (the “U.S. VRP Master Fund”, together with the U.S. VRP Funds, the “U.S. VRP Portfolio of Funds”), the Stone Ridge International Developed Markets Variance Risk Premium Fund (the “International Developed Markets VRP Fund”) and the Stone Ridge Global Equity Variance Risk Premium Master Fund (the “Global Equity VRP Master Fund”, together with the International Developed Markets VRP Fund, the “International VRP Portfolio of Funds”) (collectively, the “Funds”) were each series of the Trust. Each of the Funds except the High Yield Fund is diversified. The High Yield Fund is non-diversified. The High Yield Fund commenced operations on February 1, 2013. The U.S. VRP Funds commenced operations on May 1, 2013. The U.S. VRP Master Fund commenced operations on May 22, 2013. The International Developed Markets VRP Fund commenced operations on February 11, 2014. The Global Equity VRP Master Fund commenced operations on November 14, 2014. Each Fund offers two classes of shares to investors: Class I shares, with no front-end or back-end sales charges, and no 12b-1 fees; and Class M Shares, with no front-end or back-end sales charges, and a 0.15% 12b-1 fee. The High Yield Fund, the U.S. VRP Funds, and the U.S. VRP Master Fund do not charge redemption fees. The International VRP Portfolio of Funds did charge redemption fees, but the redemption fees were discontinued effective February 28, 2015. There are an unlimited number of authorized shares.

On December 5, 2016, the High Yield Fund Class M and Class I acquired all the net assets of the Stone Ridge Reinsurance Risk Premium Fund (the “Reinsurance Fund”) Class M and Class I, respectively, pursuant to a Plan of Reorganization approved by the Board of Trustees. The acquisition was accomplished by a tax-free exchange of 19,117,178 and 83,958,774 shares of Class M and Class I, respectively of the High Yield Fund (valued at $191,342,870 and $840,282,373 for Class M and Class I, respectively) for all (19,341,143 and 84,937,288 shares, respectively) of Class M and Class I of the Reinsurance Fund on December 5, 2016.

The investment objective of the High Yield Fund is to seek a high level of total return consisting of income and preservation of capital. The High Yield Fund pursues its investment objective by investing primarily in reinsurance-related securities, including event-linked bonds, preference shares or participation notes issued in connection with quota shares (“Quota Share Notes”), preference shares or participation notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), preference shares or participation notes issued in connection with industry loss warranties (“ILW Notes”) and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”). The investment objective of each of the U.S. VRP Portfolio of Funds is to seek capital appreciation. The U.S. Large Cap VRP Fund typically pursues its investment objective by writing (selling) call and put options related to U.S. large-cap securities. The U.S. Small Cap VRP Fund typically pursues its investment objective by writing (selling) call and put options related to U.S. small-cap securities. The U.S. VRP Master Fund seeks to achieve its investment objective by investing in the U.S. VRP Funds. The investment objective of each of the International VRP Portfolio of Funds is to seek capital appreciation. The International Developed Markets VRP Fund typically pursues its objective by writing (selling) call and put options related to developed markets securities. The Global Equity VRP Master Fund seeks to achieve its investment objective by investing in the International Developed Markets VRP Fund and the U.S. VRP Funds.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and apply specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services-Investment Companies.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Funds have early adopted this standard effective October 31, 2018, and the changes are incorporated into the financial statements.

a) Investment Valuation and Fair Value Measurement

The Board of Trustees (“Board”) has approved procedures pursuant to which each Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee comprised of employees of Stone Ridge Asset Management LLC (the “Adviser”) to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of each Fund under the Valuation Procedures:

With respect to pricing of insurance-linked securities (including participation notes and preference shares) for which at least one independent market-maker or two independent brokers regularly provide firm bids, the Adviser Valuation Committee will engage an independent data delivery vendor to obtain and average firm bids from at least two independent brokers or to obtain at least one firm bid from an independent market maker to generate a price for each security and the independent data delivery vendor will provide this pricing data to the Administrator. If an independent data delivery vendor is not available or prices cannot be obtained from such a vendor, then the Adviser Valuation Committee shall obtain the bids from the independent broker(s) or market maker(s) and use them to generate a price for each security, consistent with the foregoing. If the security cannot be valued as described above, but at least one independent broker will provide a firm bid or at least one independent broker or one independent market maker will provide an indicative price, then the Adviser Valuation Committee will use the indicative price or firm bid (or the average thereof, if multiple such prices) as the price of the security; provided that the Adviser Valuation Committee determines the indicative price or firm bid represents the fair value of the security. For certain securities, an administrator or third-party manager may regularly provide net asset values that may be used to determine the price at which an investor can subscribe for or redeem an investment in that security, subject to any relevant restrictions on the timing of such subscriptions or redemptions. The Adviser Valuation Committee will generally rely upon such valuations, with any necessary adjustment to reflect relevant corporate actions (e.g., dividends paid but not yet reflected in the reported net asset value).

Short-term debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost which approximates fair value.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

For investments in open-end management companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the net asset value (“NAV”) per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Equity securities (other than insurance-linked securities that are valued pursuant to the valuation methods described above) are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Funds’ investments in publicly-traded foreign equity securities generally will be the closing or final trading prices in the local trading markets but may be adjusted

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

based on values determined by a pricing service using pricing models designed to estimate changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the New York Stock Exchange (“NYSE”).

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives, including over-the-counter (“OTC”) options, are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

If market quotations are not readily available or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, and if the valuation of the applicable instrument is not covered by the valuation methods described above or if the valuation methods are described above, but such methods are deemed unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Funds determine fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate. For purposes of determining the fair value of securities, the Adviser Valuation Committee may generally consider, without limitation: (i) indications or quotes from brokers, insurance companies, reinsurance companies or other third-party sources; (ii) valuations provided by a third-party pricing agent; (iii) internal models that take into consideration different factors determined to be relevant by the Adviser; or (iv) any combination of the above.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by a Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

A substantial portion of the Funds’ investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Funds adhere to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund can access at the measurement date;

Level 2 Inputs: inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;

Level 3 Inputs: unobservable inputs for the asset or liability.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

Transfers between levels are recognized at the end of the reporting period. There were transfers between level 2 and 3 during the reporting period. The transfers from level 3 to level 2 occurred because broker quotes became available for securities that the Adviser Valuation Committee had previously fair valued. The transfers from level 2 to level 3 occurred because broker quotes were no longer available. These securities were valued using indicative bids. The following table summarizes the inputs used to value the Funds’ investments as of October 31, 2018:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
High Yield Fund
Assets
Event-Linked Bonds
Global	$—	$243,653,823	$8,936,524	$252,590,347
Japan	—	46,473,293	—	46,473,293
United States	—	472,636,442	10,168,749	482,805,191
Total Event-Linked Bonds	—	762,763,558	19,105,273	781,868,831
Participation Notes (1)	—	—	40,561,377	40,561,377
Preference Shares (1)	—	—	97,609,587	97,609,587
Money Market Funds	15,418,177	—	—	15,418,177

Total Assets	$15,418,177	$762,763,558	$157,276,237	$935,457,972
Other Financial Instruments*
Unrealized appreciation on futures	$583,282	$—	$—	$583,282

Total	$583,282	$—	$—	$583,282

U.S. Large Cap VRP Fund
Assets
Money Market Funds	$479,632	$—	$—	$479,632
U.S. Treasury Bills	—	216,442,184	—	216,442,184

Total Assets	$479,632	$216,442,184	$—	$216,921,816
Liabilities
Written Options	$(2,373,775)	$—	$—	$(2,373,775)

Total Liabilities	$(2,373,775)	$—	$—	$(2,373,775)

U.S. Small Cap VRP Fund (2)
Assets
Money Market Funds	$494,712	$—	$—	$494,712
U.S. Treasury Bills		64,628,226	—	64,628,226

Total Assets	$494,712	$64,628,226	$—	$65,122,938
Liabilities
Written Options	$(392,370)	$(124,140)	$—	$(516,510)

Total Liabilities	$(392,370)	$(124,140)	$—	$(516,510)

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
U.S. VRP Master Fund (2)
Assets
Investment Companies—Open End	$151,637,006	$—	$—	$151,637,006
Money Market Funds	208,023	—	—	208,023

Total Assets	$151,845,029	$—	$—	$151,845,029

International Developed Markets VRP Fund (2)
Assets
Money Market Funds	$1,940,052	$—	$—	$1,940,052
U.S. Treasury Bills	—	28,315,358	—	28,315,358

Total Assets	$1,940,052	$28,315,358	$—	$30,255,410
Liabilities
Written Options	$(113,099)	$(162,212)	$—	$(275,311)

Total Liabilities	$(113,099)	$(162,212)	$—	$(275,311)

Global Equity VRP Master Fund (2)
Assets
Investment Companies—Open End	$33,447,811	$—	$—	$33,447,811
Money Market Funds	295,716	—	—	295,716

Total Assets	$33,743,527	$—	$—	$33,743,527

*	Other financial instruments are derivatives, such as futures. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.
(1)	For further security characteristics, see the Funds’ Schedules of Investments.
(2)

The Funds measure Level 3 activity as of the beginning and end of each financial reporting period. For the period ended October 31, 2018, the Funds did not have significant unobservable inputs (Level 3 securities) used in determining fair value. Therefore, reconciliations of assets and liabilities in which significant unobservable inputs (Level 3 securities) were used in determining fair value are not applicable.

Below is a reconciliation that details the activity of securities in Level 3 during the year ended October 31, 2018:

	HIGH YIELD FUND			U.S. LARGE CAP VRP FUND
	EVENT- LINKED BONDS	PARTICIPATION NOTES	PREFERENCE SHARES	CONTINGENT VALUE RIGHTS
Beginning Balance—November 1, 2017	$53,458,762	$39,206,523	$101,348,800	$5,744
Acquisitions	4,000,000	37,428,522	—	—
Dispositions	(32,465,574)	(25,879,187)	—	(5,058)
Realized gains	49,413	2,993,321	—	5,058
Return of capital	—	(12,179,241)	(2,627,730)	—
Change in unrealized depreciation	(1,693,337)	(1,008,561)	(1,111,483)	(5,744)
Transfers in/(out) of Level 3	(4,243,991)	—	—	—
Ending Balance—October 31, 2018	$19,105,273	$40,561,377	$97,609,587	$—

As of October 31, 2018, the change in unrealized appreciation (depreciation) on positions still held in the High Yield Fund was $(5,041,782) for Event-Linked Bonds, $5,230,629 for Participation Notes, and $(518,668) for Preference Shares. For the U.S. Large Cap VRP Fund, the change in unrealized appreciation on Contingent Value Rights was $0.

Unobservable inputs included original transaction price, losses from severe weather events, other natural and non-natural catastrophes and insurance and reinsurance premiums. Significant decreases in premiums or increases in

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

losses related to severe weather or other natural and non-natural catastrophes in isolation would result in a significantly lower fair value measurement. Participation notes and preference shares are monitored daily for significant events that could affect the value of the instruments.

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of October 31, 2018.

High Yield Fund

TYPE OF SECURITY	INDUSTRY	FAIR VALUE AT 10/31/18	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE	WEIGHTED AVERAGE
Preference Shares	Financial Services	$ 74,323,492	Insurance industry loss model	Estimated losses: Estimated premium earned:	$0.1MM-$9.0MM $1.1MM-$7.7MM	$2.5MM $4.5MM

The Level 3 securities listed above were fair valued by the Adviser Valuation Committee. Other Level 3 securities not listed above were priced using an indicative bid and have a value equal to $19,105,273 for Event-Linked Bonds, $40,561,377 for Participation Notes and $23,286,095 for Preference Shares.

Derivative Transactions — The High Yield Fund, U.S. Large Cap VRP Fund, U.S. Small Cap VRP Fund and International Developed Markets VRP Fund engaged in derivatives for hedging and speculative purposes during the year ended October 31, 2018. The U.S. Large Cap VRP Fund, U.S. Small Cap VRP Fund and International Developed Markets VRP Fund also engaged in derivatives to generate income from premiums. The use of derivatives included options and futures.

Futures Contracts — The High Yield Fund, U.S. Large Cap VRP Fund, U.S. Small Cap VRP Fund, and International Developed Markets VRP Fund may purchase and sell futures contracts. The High Yield Fund, U.S. Small Cap VRP Fund, and International Developed Markets VRP Fund held futures contracts during the year ended October 31, 2018. The U.S. Large Cap VRP Fund, U.S. Small Cap VRP Fund, and International Developed Markets VRP Fund use futures contracts to maintain appropriate equity market exposure. The High Yield Fund uses futures contracts to hedge interest rate and foreign exchange rate exposure. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, a Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, a Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund as unrealized gains and losses. Variation margin is settled daily. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In connection with physically-settled futures contracts, a Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the segregated assets is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The average notional amount of futures contracts during the year ended October 31, 2018, was as follows:

HIGH YIELD FUND
Total short futures contracts	$24,557,384

Options — The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. The U.S. Large Cap VRP Fund, U.S. Small Cap VRP Fund, and International Developed Markets VRP Fund wrote call or put options during the year ended October 31, 2018. These Funds write put and call options to earn premium income. With options, there is minimal counterparty credit risk to the Funds since options are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

default. As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period. As a writer of a put option, the Funds have the obligation to buy the underlying security at the exercise price during the exercise period. The premium that the Funds pay when purchasing a call option or receive when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of the option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (the exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Funds realize a gain or loss from the sale of the security (or closing of the short sale).

Options on indices are similar to options on securities, except that upon exercise index options require cash payments and do not involve the actual purchase or sale of securities.

The average market values of written options for the year ended October 31, 2018, were as follows:

	U.S. LARGE CAP VRP FUND	U.S. SMALL CAP VRP FUND	INTERNATIONAL DEVELOPED MARKETS VRP FUND
Written Options	$1,528,507	$898,254	$817,006

The tables below reflect the values of derivative assets and liabilities as reflected in the Statement of Assets and Liabilities.

	ASSET DERIVATIVES
	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
High Yield Fund
Futures
Foreign exchange contracts	Net assets—Unrealized appreciation*	$583,282

*	Reflects cumulative unrealized appreciation of futures contracts as reported in the Schedule of Investments.

	LIABILITY DERIVATIVES
	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

U.S. Large Cap VRP Fund
Options
Equity contracts	Written options, at fair value	$2,373,775
U.S. Small Cap VRP Fund
Options
Equity contracts	Written options, at fair value	516,510
International Developed Markets VRP Fund
Options
Equity contracts	Written options, at fair value	275,311

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

The tables below reflect the effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	WRITTEN OPTIONS	TOTAL
High Yield Fund
Foreign exchange contracts	$985,865	$—	$985,865
Interest rate contracts	214,576	—	214,576
U.S. Large Cap VRP Fund
Equity contracts	—	(3,221,638)	(3,221,638)
U.S. Small Cap VRP Fund
Equity contracts	451,925	354,662	806,587
International Developed Markets VRP Fund
Equity contracts	(325,104)	(1,330,576)	(1,655,680)

CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	WRITTEN OPTIONS	TOTAL
High Yield Fund
Foreign exchange contracts	$(148,321)	$—	$(148,321)
Interest rate contracts	(67,910)	—	(67,910)
U.S. Large Cap VRP Fund
Equity contracts	—	(750,042)	(750,042)
U.S. Small Cap VRP Fund
Equity contracts	—	70,172	70,172
International Developed Markets VRP Fund
Equity contracts	—	17,496	17,496

b) Offsetting on the Statement of Assets and Liabilities Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, the FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-1”), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirement is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities lending transactions. The International Swap and Derivative Association (“ISDA”) agreements specify collateral posting arrangements. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under an agreement with a counterparty in a given account exceeds a specified threshold.

As of October 31, 2018, the Funds were not subject to any Master Netting Arrangements.

(c) Use of Estimates The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(d) Indemnifications In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements cannot be known; however, the Funds expect any risk of loss to be remote.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

(e) Federal Income Taxes The Funds qualify and intend to continue to qualify as “regulated investment companies” (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As RICs, the Funds will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(f) Event-Linked Bonds Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) and/or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to a bond’s maturity, the High Yield Fund may lose all or a portion of its principal and forgo additional interest. In this regard, event-linked bonds typically have a special condition that states that if the sponsor suffers a loss from a particular pre-defined catastrophe or other event that results in physical and/or economic loss, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the High Yield Fund holds a bond that covers a sponsor’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such sponsor, then the Fund will lose all or a portion of its principal invested in the bond and forgo any future interest payments. If the trigger event(s) does not occur, the High Yield Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis for the specified duration of the bond, as long as the trigger event(s) does not occur. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond, as long as the trigger event(s) does not occur. The High Yield Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments. The High Yield Fund may pursue other types of event-linked derivative strategies using derivative instruments that are typically contingent, or formulaically related to defined trigger events. Trigger events may include hurricanes, earthquakes and weather-related phenomena, non-natural catastrophes, such as plane crashes, or other events resulting in a specified level of physical or economic loss, such as mortality or longevity.

(g) Quota Share Notes Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. For example, under a 20% quota-share agreement, a special purpose vehicle (“SPV”) would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the High Yield Fund, as a holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims up to the total amount invested.

(h) Excess of Loss Notes Excess of Loss Notes provide exposure to a form of reinsurance pursuant to which one party (typically an insurer or reinsurer) purchases protection against losses that exceed a specified threshold up to a set limit. For example, under such an arrangement, an insurer may have a book of business with $6 billion of total risk in respect of large, catastrophic losses. The insurer can purchase per-occurrence excess-of-loss reinsurance protection from an SPV for 40% of single-event losses the insurer suffers between $4 billion and $5 billion by paying the SPV a fixed premium. In this example, if the insurer suffered a loss of $5 billion due to one event, it would cover the first $4 billion itself (the amount it retained) and file a reinsurance claim with the SPV to pay 40% of the further $1 billion in losses (i.e., $400 million) and pay the remaining $600 million itself. If the insurer had losses of $6 billion, it would cover the first $4 billion itself, look to the SPV to pay 40% of $1 billion (again paying the $600 million itself) and would further retain the obligation to pay the additional $1 billion that exceeds the reinsurance coverage. The “trigger” for this type of reinsurance contract would be losses in excess of the specified amount.

(i) ILW Notes ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. For example, the buyer of a “$100 million limit U.S. Wind ILW attaching at $20 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or an SPV) and in return will receive $100 million if total losses to the insurance industry from a single U.S. hurricane exceed $20 billion. The industry loss ($20 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($100 million in this case) is referred to as the “limit.” ILW Notes could also provide exposure to transactions linked to an

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

index not linked to insurance industry losses, such as wind speed or earthquake magnitude and location. The High Yield Fund, as a holder of an ILW Note, would be entitled to a return linked to the premium paid by the sponsor and the occurrence or non-occurrence of the trigger event.

(j) Distributions to Shareholders The Funds intend to distribute to their shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on ex-dividend date. The Funds each may periodically make reclassifications among certain of their capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

(k) Foreign Securities and Currency Transactions The Funds’ books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The High Yield Fund may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the High Yield Fund will normally invest a significant amount of its assets in non-U.S. entities. Accordingly, the High Yield Fund may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Certain SPVs in which the High Yield Fund invests may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. ceding insurers are subject. Such SPVs may pose a greater risk of loss, for example due to less stringent underwriting and/or risk-retention requirements. The High Yield Fund’s investments will consist primarily of event-linked bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes that provide the High Yield Fund with contractual rights under the terms of the bond issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the United States. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the High Yield Fund’s investments in foreign securities. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the High Yield Fund’s assets.

The International Developed Markets VRP Fund invests primarily in foreign issued securities. Investments in foreign (non-U.S.) issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers, including risks relating to political, social and economic developments affecting issuers located in foreign countries and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currency exchange rates and regulations, or foreign withholding taxes. Investing directly or indirectly in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that obtains exposure exclusively in securities of U.S. issuers.

If the Funds invest in foreign issuers by purchasing American Depositary Receipts (“ADRs”) (U.S. dollar-denominated depositary receipts issued generally by banks and representing the deposit with the bank of a security of a non-U.S. issuer; ADRs are publicly traded on exchanges or over-the counter in the United States), the Funds are exposed to credit risk with respect to the issuer of the ADR, in addition to the risks of the underlying foreign securities.

(l) Allocation of Income, Expenses, Gains/Losses Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each fund are allocated daily to each share class based upon the ratio of net assets represented by each class as a percentage of the net assets of each fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated based on average net assets, with the exception of 12b-1 fees, which are expensed at 0.15% of average daily net assets of the Class M shares.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

(m) Other Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

(n) Restricted Securities The Funds may invest a substantial portion of their assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.

(o) REIT Distributions The character of distributions received from real estate investment trusts (“REITs”) held by the Funds is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Funds’ records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made since the Funds intend to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

For the year ended October 31, 2018, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID IN CAPITAL
High Yield Fund	$4,673,118	$(4,666,067)	$(7,051)
U.S. Large Cap VRP Fund	163,449	287	(163,736)
U.S. Small Cap VRP Fund	223,170	(223,170)	—
U.S. VRP Master Fund	(265,996)	265,996	—
International Developed Markets Fund	121,137	8,506	(129,643)
Global Equity VRP Master Fund	(3,008)	(94,141)	97,149

These differences primarily relate to realized foreign currency gains/(losses), investments in foreign passive investment companies, return of capital adjustments on securities sold and net operating losses.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

	HIGH YIELD REINSURANCE RISK PREMIUM FUND	US LARGE CAP VARIANCE RISK PREMIUM FUND	US SMALL CAP VARIANCE RISK PREMIUM FUND	US VARIANCE RISK PREMIUM MASTER FUND	INTERNATIONAL DEVELOPED MARKETS VARIANCE RISK PREMIUM FUND	GLOBAL EQUITY VARIANCE RISK PREMIUM MASTER FUND
Tax cost of investments	$1,002,152,789	$217,199,472	$65,171,424	$155,886,140	$30,286,801	$35,338,170
Unrealized appreciation	11,679,480	—	103	—	150,478	—
Unrealized depreciation	(78,375,051)	(277,656)	(48,589)	(4,014,111)	(40,391)	(1,594,643)
Net unrealized appreciation (depreciation)	(66,695,571)	(277,656)	(48,486)	(4,014,111)	110,087	(1,594,643)
Undistributed ordinary income	16,947,555	—	51,406	—	—	125,990
Undistributed long-term gain/(capital loss carryover)	(39,058,143)	(3,948,218)	525,990	17,318,552	(1,629,226)	1,252,579
Distributable earnings	(22,110,588)	(3,948,218)	577,396	17,318,552	(1,629,226)	1,378,569
Other accumulated earnings (loss)	6,154,833	—	—	(137,458)	(296,359)	—
Total accumulated gain (loss)	$(82,651,326)	$(4,225,874)	$528,910	$13,139,983	$(1,815,498)	$(216,074)

The tax character of distributions paid during the period ended October 31, 2018 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
High Yield Fund	$26,683,041	$—	$—	$26,683,041
U.S. Large Cap VRP Fund	16,157,504	29,050,429	—	45,207,933
U.S. Small Cap VRP Fund	3,909,273	9,889,586	—	13,798,859
U.S. VRP Master Fund	9,128,982	8,745,288	—	17,874,270
International Developed Markets Fund	7,947,578	1,636,399	—	9,583,977
Global Equity VRP Master Fund	2,382,864	922,656	—	3,305,520

Each of the Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits related to net capital gain to zero for the tax year ended October 31, 2018.

The tax character of distributions paid during the period ended October 31, 2017 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
High Yield Fund	$67,981,099	$—	$560,044	$68,541,143
U.S. Large Cap VRP Fund	218,283	15,915,528	—	16,133,811
U.S. Small Cap VRP Fund	—	2,157,256	—	2,157,256
U.S. VRP Master Fund	—	9,716,711	—	9,716,711
International Developed Markets Fund	—	348,143	—	348,143
Global Equity VRP Master Fund	—	1,016,316	—	1,016,316

At October 31, 2018 certain Funds have tax basis capital losses which may be carried forward indefinitely to offset future capital gains as shown below:

	SHORT-TERM	LONG-TERM	TOTAL
High Yield Fund	$(6,728,278)	$(32,329,865)	$(39,058,143)
U.S. Large Cap VRP Fund	(1,642,272)	(2,305,946)	(3,948,218)
U.S. Small Cap VRP Fund	—	—	—
U.S. VRP Master Fund	—	—	—
International Developed Markets Fund	(1,080,526)	(548,700)	(1,629,226)
Global Equity VRP Master Fund	—	—	—

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

Pursuant to Federal income tax regulations applicable to Regulated Investment Companies on October 31, 2018 the Funds elected to defer, on a tax basis, late year ordinary losses incurred between January 1, 2018 and October 31, 2018. Consequently, these losses are deemed to arise on November 1, 2018 as follows:

High Yield Fund	$—
U.S. Large Cap VRP Fund	—
U.S. Small Cap VRP Fund	—
U.S. VRP Master Fund	137,458
International Developed Markets Fund	296,359
Global Equity VRP Master Fund	—

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2018, or for any other tax years which are open for exam. As of October 31, 2018, open tax years include the periods ended October 31, 2016, 2017 and 2018. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

4. Agreements

(a) Investment Management Agreement The Adviser is the Funds’ investment adviser and was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Funds.

As compensation for its services, the Adviser is paid by the High Yield Fund a fee, computed daily and paid monthly in arrears, at the annual rate of 1.50% of the Fund’s average daily net assets. As compensation for its services, the Adviser is paid by each of the U.S. VRP Funds and the International Developed Markets VRP Fund a fee, computed daily and paid monthly in arrears, at the annual rate of 1.25% of that Fund’s average daily net assets. The U.S. VRP Master Fund and the Global Equity VRP Master Fund do not pay an advisory fee to the Adviser.

Through February 28, 2019 for the High Yield Fund, U.S. VRP Funds, and the International VRP Portfolio of Funds, the Adviser has agreed to waive its advisory fee and/or pay or otherwise bear operating and other expenses of certain funds or classes thereof (excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Funds’ business) solely to the extent necessary to limit the Funds’ total annual fund operating expenses to 1.65% for Class I shares and 1.80% for Class M shares of the High Yield Fund, 1.75% for the Class I shares and 1.90% for the Class M shares of each of the U.S. VRP Funds and the International Developed Markets VRP Fund, and 0.25% for the Class I shares and 0.40% for the Class M shares of the Global Equity VRP Master Fund. With respect to each Fund, the Adviser is permitted to recoup in later periods expenses attributable to a Class that the Adviser has paid or otherwise borne (whether through reduction of its advisory fee or otherwise) to the extent that the expenses for the Class of shares fall below the annual limitation rate in effect at the time of the actual waiver/reimbursement and to the extent that they do not cause the Class to exceed the annual rate in effect at the time of the recoupment. However, the Adviser shall not be, and under the expense limitation agreements that were in place during the period covered by this report the Adviser was not, permitted to recoup any such fees or expenses beyond three years from the month end in which the Adviser reduced a fee or reimbursed an expense. The Adviser has waived and recouped amounts as disclosed in each Fund’s Statement of Operations. As of October 31, 2018, the remaining amount of waived fees subject to be recouped in future years are as follows:

FUND	REMAINING AMOUNT TO BE RECOUPED (EXPIRING BY OCTOBER 31, 2019)	REMAINING AMOUNT TO BE RECOUPED (EXPIRING BY OCTOBER 31, 2020)	REMAINING AMOUNT TO BE RECOUPED (EXPIRING BY OCTOBER 31, 2021)
High Yield Fund	$—	$487,916	$508,325
U.S. Small Cap VRP Fund	—	163,360	117,879
International Developed Markets VRP Fund	—	190,217	222,593
Global Equity VRP Master Fund	54,253	41,939	50,096

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

(b) Custodian, Administrator and Transfer Agent The custodian to the Trust is U.S. Bank, N.A. The administrator and transfer agent to the Trust is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, an affiliate of U.S. Bank, N.A.

(c) Distributor ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor.

5. Distribution Plan

Class M Shares of the Funds pay Rule 12b-1 fees to compensate such financial intermediaries in connection with (i) personal and account maintenance services rendered to Class M shareholders (fees for such services, “servicing fees”) and/or (ii) activities or expenses primarily intended to result in the sale of Class M shares (fees for such services, if any, “distribution fees”). Servicing fees and distribution fees may be paid pursuant to a Distribution Plan (“12b-1 Plan”) adopted by each Fund at the maximum annual rate of 0.15% of such Fund’s average daily net assets attributable to Class M. These fees are paid out of each Fund’s Class M shares’ assets on an ongoing basis and may be administered or facilitated by the Distributor. Because Rule 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. The Distributor does not retain any portion of the distribution fees.

6. Related Parties

Certain officers of the Trust are also employees of the Adviser. The Officers, with the exception of a portion of the Chief Compliance Officer’s salary, are not compensated by the Trust.

7. Investment Transactions

For the year ended October 31, 2018, aggregate purchases and sales of securities (excluding short-term securities) by the Funds were as follows:

	HIGH YIELD FUND	U.S. LARGE CAP VRP FUND	U.S. SMALL CAP VRP FUND	U.S. VRP MASTER FUND	INTERNATIONAL DEVELOPED MARKETS VRP FUND	GLOBAL EQUITY VRP MASTER FUND
Purchases	$259,636,132	$—	$—	$45,650,000	$—	$15,050,000
Sales	446,666,859	5,058	—	93,050,000	—	15,674,546
U.S. Government Security Purchases	—	—	—	—	—	—
U.S. Government Security Sales	—	—	—	—	—	—

8. Capital Share Transactions

HIGH YIELD FUND - CLASS I	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017
Shares sold	34,989,170	15,250,613
Shares sold in connection with acquisition(1)	—	83,958,774
Shares issued to holders in reinvestment of dividends	1,756,021	4,998,356
Shares redeemed	(50,867,717)	(45,909,267)
Net increase (decrease) in shares	(14,122,526)	58,298,476
Shares outstanding:
Beginning of year	99,670,024	41,371,548
End of year	85,547,498	99,670,024

HIGH YIELD FUND - CLASS M
Shares sold	2,856,209	8,035,968
Shares sold in connection with acquisition(1)	—	19,117,178
Shares issued to holders in reinvestment of dividends	289,201	791,160
Shares redeemed	(11,393,916)	(13,564,849)
Net increase in shares	(8,248,506)	14,379,457
Shares outstanding:
Beginning of year	20,451,769	6,072,312
End of year	12,203,263	20,451,769

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

U.S. LARGE CAP VRP FUND - CLASS I	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017
Shares sold	4,441,653	5,287,944
Shares issued to holders in reinvestment of dividends	1,319,833	495,141
Shares redeemed	(12,366,549)	(8,980,504)
Net increase (decrease) in shares	(6,605,063)	(3,197,419)
Shares outstanding:
Beginning of year	26,232,874	29,430,293
End of year	19,627,811	26,232,874

U.S. LARGE CAP VRP FUND - CLASS M
Shares sold	289,291	833,402
Shares issued to holders in reinvestment of dividends	544,582	262,614
Shares redeemed	(3,120,180)	(3,051,519)
Net decrease in shares	(2,286,307)	(1,955,503)
Shares outstanding:
Beginning of year	4,502,009	6,457,512
End of year	2,215,702	4,502,009

U.S. SMALL CAP VRP FUND - CLASS I
Shares sold	2,189,221	930,764
Shares issued to holders in reinvestment of dividends	311,389	57,918
Shares redeemed	(6,316,138)	(2,344,514)
Net increase (decrease) in shares	(3,815,528)	(1,355,832)
Shares outstanding:
Beginning of year	10,041,885	11,397,717
End of year	6,226,357	10,041,885

U.S. SMALL CAP VRP FUND - CLASS M
Shares sold	116,924	275,897
Shares issued to holders in reinvestment of dividends	142,583	20,998
Shares redeemed	(1,250,925)	(316,542)
Net decrease in shares	(991,418)	(19,647)
Shares outstanding:
Beginning of year	1,307,074	1,326,721
End of year	315,656	1,307,074

U.S. VRP MASTER FUND - CLASS I
Shares sold	1,448,925	2,002,402
Shares issued to holders in reinvestment of dividends	834,255	366,049
Shares redeemed	(6,208,816)	(2,737,478)
Net increase (decrease) in shares	(3,925,636)	(369,027)
Shares outstanding:
Beginning of year	16,471,663	16,840,690
End of year	12,546,027	16,471,663

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

U.S. VRP MASTER FUND - CLASS M	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017
Shares sold	284,932	554,310
Shares issued to holders in reinvestment of dividends	242,992	129,021
Shares redeemed	(1,954,300)	(414,944)
Net increase (decrease) in shares	(1,426,376)	268,387
Shares outstanding:
Beginning of year	3,322,291	3,053,904
End of year	1,895,915	3,322,291

INTERNATIONAL DEVELOPED MARKETS VRP FUND - CLASS I
Shares sold	2,296,465	559,779
Shares issued to holders in reinvestment of dividends	745,077	23,305
Shares redeemed	(7,514,431)	(1,474,553)
Net decrease in shares	(4,472,889)	(891,469)
Shares outstanding:
Beginning of year	7,088,933	7,980,402
End of year	2,616,044	7,088,933

INTERNATIONAL DEVELOPED MARKETS VRP FUND - CLASS M
Shares sold	219,521	99,486
Shares issued to holders in reinvestment of dividends	84,951	6,954
Shares redeemed	(1,519,911)	(284,376)
Net decrease in shares	(1,215,439)	(177,936)
Shares outstanding:
Beginning of year	1,846,205	2,024,141
End of year	630,766	1,846,205

GLOBAL EQUITY VRP MASTER FUND - CLASS I
Shares sold	532,020	604,147
Shares issued to holders in reinvestment of dividends	256,817	80,968
Shares redeemed	(927,726)	(1,081,217)
Net decrease in shares	(138,889)	(396,102)
Shares outstanding:
Beginning of year	2,943,280	3,339,382
End of year	2,804,391	2,943,280

GLOBAL EQUITY VRP MASTER FUND - CLASS M
Shares sold	2,520	34,707
Shares issued to holders in reinvestment of dividends	36,688	15,872
Shares redeemed	(69,803)	(102,180)
Net decrease in shares	(30,595)	(51,601)
Shares outstanding:
Beginning of year	684,870	736,471
End of year	654,275	684,870

(1)	On December 5, 2016, the High Yield Fund acquired the Reinsurance Fund (see Note 1 of the Notes to the Financial Statements).

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

9. Transactions with Affiliates

The following issuers may be deemed to be affiliated with the Funds during the year ended October 31, 2018. As defined in Section (2)(a)(3) of the 1940 Act; such issuers are:

	U.S. VRP MASTER FUND
	U.S. LARGE CAP VRP FUND—CLASS I		U.S. SMALL CAP VRP FUND—CLASS I		TOTAL
November 1, 2017 Balance
Shares	13,282,348		6,863,133
Cost	$134,876,536		$68,896,464		$203,773,000
Additions
Shares	2,803,351		1,705,801
Cost	$28,300,000		$17,350,000
Reductions
Shares	5,808,484		3,430,661
Cost	$59,668,303		$35,173,409
October 31, 2018 Balance
Shares	10,277,215		5,138,273
Cost	$103,508,233		$51,073,055		$154,581,288
Value	$100,922,251		$50,714,755		$151,637,006
Dividend Income	$7,029,123		$2,362,121		$9,391,244
Realized Gain/(Loss)	$11,019,728	(1)	$5,802,226	(2)	$16,821,954
Change in Unrealized Depreciation	$(20,323,627)		$(8,054,405)		$(28,378,032)

	Global Equity VRP Master Fund
	U.S. LARGE CAP VRP FUND—CLASS I		U.S. SMALL CAP VRP FUND—CLASS I		INTERNATIONAL DEVELOPED MARKETS VRP FUND—CLASS I		EMERGING MARKETS VRP FUND—CLASS I	TOTAL
November 1, 2017 Balance
Shares	1,144,925		588,328		1,226,624		646,976
Cost	$11,983,964		$5,865,089		$11,815,190		$5,759,338	$35,423,581
Additions
Shares	310,792		210,754		1,010,741		—
Cost	$3,150,000		$2,150,000		$9,750,000		$—
Reductions
Shares	324,125		233,462		430,147		646,976
Cost	$3,453,920		$2,380,452		$4,235,178		$5,759,338
October 31, 2018 Balance
Shares	1,131,592		565,620		1,807,218		—
Cost	$11,680,044		$5,634,637		$17,330,012		$—	$34,644,693
Value	$11,112,234		$5,582,669		$16,752,908		$—	$33,447,811
Dividend Income	$608,541		$206,521		$1,278,561		$—	$2,093,623
Realized Gain/(Loss)	$940,209	(3)	$542,000	(4)	$128,078	(5)	$115,206	$1,725,493
Change in Unrealized Depreciation	$(1,739,030)		$(752,623)		$(2,046,247)		$(128,148)	$(4,666,048)

(1)	Includes $12,638,032 of long-term capital gain distributions.
(2)	Includes $5,975,635 of long-term capital gain distributions.
(3)	Includes $1,094,128 of long-term capital gain distributions.
(4)	Includes $522,452 of long-term capital gain distributions.
(5)	Includes $263,255 of long-term capital gain distributions.

10. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At October 31, 2018, U.S. VRP Master Fund held, for the benefit of its shareholders, 52% of Class I of the U.S. Large Cap VRP Fund and 83% of Class I of the U.S. Small Cap VRP Fund. The Global Equity VRP Master Fund held, for the benefit of its shareholders, 6% of Class I of the U.S. Large Cap VRP Fund, 9% of Class I of the U.S. Small Cap VRP Fund and 69% of Class I of the International Developed Markets VRP Fund.

Stone Ridge Funds	Annual Report	October 31, 2018

Notes to Financial Statements	October 31, 2018

11. Financing Facility

The High Yield Fund obtains leverage through a 29-day rolling facility (the “Facility”). The Facility, when drawn, is secured by the Fund’s assets, particularly catastrophe bonds which are posted as collateral. The Facility’s maximum withdraw capacity is $125,000,000.

Through the year ended, October 31, 2018, the High Yield Fund’s maximum borrowing was $73,500,000 and average borrowing was $5,297,260. This borrowing resulted in interest expenses of $174,752 at a weighted average interest rate of 3.40% and is included in Interest Expense on the High Yield Fund’s Statement of Operations. As of October 31, 2018, the High Yield Fund did not have an outstanding loan balance.

The Funds may obtain leverage through borrowings in seeking to achieve their investment objectives. The Funds, along with two other series of the Trust advised by the Adviser, the Elements U.S. Portfolio and the Elements U.S. Small Cap Portfolio, share an umbrella line of credit with a maximum withdrawal capacity of the lesser of 33.3% the net market value of collateral posted by a fund with secured line of credit, 33.3% of net assets for a fund with an unsecured line of credit, or $50,000,000 across all funds less any loans outstanding with Stone Ridge Trust III in excess of $25,000,000. For the High Yield Fund, the U.S. VRP Master Fund, the International Developed Markets VRP Fund, the Global Equity VRP Master Fund, the Elements U.S. Portfolio and the Elements U.S. Small Cap Portfolio, the umbrella line of credit takes the form of a secured loan agreement, which is effective November 28, 2017—October 29, 2019. For the U.S. Large Cap VRP Fund and U.S. Small Cap VRP Fund, the umbrella line of credit takes the form of an unsecured loan agreement, which is effective June 6, 2018-October 29, 2019.

Through the period ended, October 31, 2018 the Global Equity VRP Master Fund’s maximum borrowing was $120,000 and average borrowing was $986. This borrowing resulted in interest expenses of $14 at a weighted average interest rate of 4.25% and is included in Interest Expense on the Global Equity VRP Master Fund’s Statement of Operations. As of October 31, 2018, the Global Equity VRP Master Fund did not have an outstanding loan balance. As of October 31, 2018, the U.S. Large Cap VRP Fund, U.S. Small Cap VRP Fund, U.S. VRP Master Fund, and International Developed Markets VRP Fund did not have an outstanding loan balance.

12. Payments by Affiliates

During the fiscal period, the Adviser reimbursed the International Developed Markets VRP Fund and the Global Equity VRP Master Fund in the amounts of $96,198 and $224, respectively, for losses related to pricing errors and are reflected in the Funds’ Statements of Operations as “Increase in payments from affiliates.”

13. Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Stone Ridge Funds	Annual Report	October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders of Stone Ridge High Yield Reinsurance Risk Premium Fund, Stone Ridge U.S. Large Cap Variance Risk Premium Fund, Stone Ridge U.S. Small Cap Variance Risk Premium Fund, Stone Ridge U.S. Variance Risk Premium Master Fund, Stone Ridge International Developed Markets Variance Risk Premium Fund, and Stone Ridge Global Equity Variance Risk Premium Master Fund and the Board of Trustees of Stone Ridge Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Stone Ridge High Yield Reinsurance Risk Premium Fund, Stone Ridge U.S. Large Cap Variance Risk Premium Fund, Stone Ridge U.S. Small Cap Variance Risk Premium Fund, Stone Ridge U.S. Variance Risk Premium Master Fund, Stone Ridge International Developed Markets Variance Risk Premium Fund, and Stone Ridge Global Equity Variance Risk Premium Master Fund (collectively referred to as the “Funds”) (six of the funds constituting Stone Ridge Trust (the “Trust”)), including the schedules of investments, as of October 31, 2018, and the related statements of operations and cash flows, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting Stone Ridge Trust) at October 31, 2018, and the results of their operations, cash flows, changes in net assets and financials highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

INDIVIDUAL FUND CONSTITUTING THE STONE RIDGE TRUST	STATEMENT OF OPERATIONS	STATEMENT OF CASH FLOWS	STATEMENTS OF CHANGES IN NET ASSETS	FINANCIAL HIGHLIGHTS
Stone Ridge High Yield Reinsurance Risk Premium Fund	For the year ended October 31, 2018		For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018

Stone Ridge U.S. Large Cap Variance Risk Premium Fund Stone Ridge U.S. Small Cap Variance Risk Premium Fund Stone Ridge U.S. Variance Risk Premium Master Fund	For the year ended October 31, 2018	N/A	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018

Stone Ridge International Developed Markets Variance Risk Premium Fund	For the year ended October 31, 2018	N/A	For each of the two years in the period ended October 31, 2018	For each of the four years in the period ended October 31, 2018 and the period from February 11, 2014 (commencement of operations) through October 31, 2014

Stone Ridge Global Equity Variance Risk Premium Master Fund	For the year ended October 31, 2018	N/A	For each of the two years in the period ended October 31, 2018	For each of the three years in the period ended October 31, 2018 and the period from November 14, 2014 (commencement of operations) through October 31, 2015

Stone Ridge Funds	Annual Report	October 31, 2018

Report of Independent Registered Public Accounting Firm

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Stone Ridge investment companies since 2013.

Minneapolis, Minnesota

December 28, 2018

Stone Ridge Funds	Annual Report	October 31, 2018

Expense Examples (Unaudited)

As a shareholder of the Stone Ridge Funds (each a “Fund”, together the “Funds”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The first line on each table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Funds’ transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line on each table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Funds and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

Stone Ridge High Yield Reinsurance Risk Premium Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2018	ENDING ACCOUNT VALUE OCTOBER 31, 2018	EXPENSES PAID DURING PERIOD* MAY 1, 2018 – OCTOBER 31, 2018
Actual	$1,000.00	$1,025.20	$8.52
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.79	$8.49

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.67%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge High Yield Reinsurance Risk Premium Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2018	ENDING ACCOUNT VALUE OCTOBER 31, 2018	EXPENSES PAID DURING PERIOD* MAY 1, 2018 – OCTOBER 31, 2018
Actual	$1,000.00	$1,023.70	$9.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.03	$9.25

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.82%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2018

Expense Examples (Unaudited)

Stone Ridge U.S. Large Cap Variance Risk Premium Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2018	ENDING ACCOUNT VALUE OCTOBER 31, 2018	EXPENSES PAID DURING PERIOD* MAY 1, 2018 – OCTOBER 31, 2018
Actual	$1,000.00	$1,012.40	$8.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.19	$8.08

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.59%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge U.S. Large Cap Variance Risk Premium Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2018	ENDING ACCOUNT VALUE OCTOBER 31, 2018	EXPENSES PAID DURING PERIOD* MAY 1, 2018 – OCTOBER 31, 2018
Actual	$1,000.00	$1,011.40	$8.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.48	$8.79

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.73%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge U.S. Small Cap Variance Risk Premium Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2018	ENDING ACCOUNT VALUE OCTOBER 31, 2018	EXPENSES PAID DURING PERIOD* MAY 1, 2018 – OCTOBER 31, 2018
Actual	$1,000.00	$992.00	$8.84
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.33	$8.94

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.76%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge U.S. Small Cap Variance Risk Premium Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2018	ENDING ACCOUNT VALUE OCTOBER 31, 2018	EXPENSES PAID DURING PERIOD* MAY 1, 2018 – OCTOBER 31, 2018
Actual	$1,000.00	$991.90	$9.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.58	$9.70

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.91%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2018

Expense Examples (Unaudited)

Stone Ridge U.S. Variance Risk Premium Master Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2018	ENDING ACCOUNT VALUE OCTOBER 31, 2018	EXPENSES PAID DURING PERIOD* MAY 1, 2018 – OCTOBER 31, 2018
Actual	$1,000.00	$1,004.80	$0.61
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.60	$0.61

*	Expenses are equal to the share class’s annualized six-month expense ratio of 0.12%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge U.S. Variance Risk Premium Master Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2018	ENDING ACCOUNT VALUE OCTOBER 31, 2018	EXPENSES PAID DURING PERIOD* MAY 1, 2018 – OCTOBER 31, 2018
Actual	$1,000.00	$1,004.80	$1.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.84	$1.38

*	Expenses are equal to the share class’s annualized six-month expense ratio of 0.27%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge International Developed Markets Variance Risk Premium Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2018	ENDING ACCOUNT VALUE OCTOBER 31, 2018	EXPENSES PAID DURING PERIOD* MAY 1, 2018 – OCTOBER 31, 2018
Actual	$1,000.00	$969.70	$10.53
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.52	$10.76

*	Expenses are equal to the share class’s annualized six-month expense ratio of 2.12%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge International Developed Markets Variance Risk Premium Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2018	ENDING ACCOUNT VALUE OCTOBER 31, 2018	EXPENSES PAID DURING PERIOD* MAY 1, 2018 – OCTOBER 31, 2018
Actual	$1,000.00	$969.50	$11.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.81	$11.47

*	Expenses are equal to the share class’s annualized six-month expense ratio of 2.26%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2018

Expense Examples (Unaudited)

Stone Ridge Global Equity Variance Risk Premium Master Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2018	ENDING ACCOUNT VALUE OCTOBER 31, 2018	EXPENSES PAID DURING PERIOD* MAY 1, 2018 – OCTOBER 31, 2018
Actual	$1,000.00	$986.90	$1.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.95	$1.28

*	Expenses are equal to the share class’s annualized six-month expense ratio of 0.25%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge Global Equity Variance Risk Premium Master Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2018	ENDING ACCOUNT VALUE OCTOBER 31, 2018	EXPENSES PAID DURING PERIOD* MAY 1, 2018 – OCTOBER 31, 2018
Actual	$1,000.00	$985.80	$2.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.19	$2.04

*	Expenses are equal to the share class’s annualized six-month expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2018

Additional Information (Unaudited)

1. Board Approval of the Continuation of the Investment Management Agreements

Throughout the year, the Board of Trustees (the “Board”) of Stone Ridge Trust (the “Trust”), including the members of the Board who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considers matters bearing on the investment management agreements between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of each series of the Trust. On an annual basis, the Board, including the Independent Trustees, holds an in-person meeting to determine whether to approve the continuation, ordinarily for an additional one-year period, of any investment management agreements that are proposed to be renewed.

At an in-person meeting held on October 30, 2018, the Board, including a majority of the Independent Trustees, considered and approved the continuation for a one-year period of each of the investment management agreements (the “Existing Agreements”) between the Adviser and the Trust on behalf of Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund”), Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “U.S. Small Cap VRP Fund”), Stone Ridge U.S. Large Cap Variance Risk Premium Fund (the “U.S. Large Cap VRP Fund”), Stone Ridge U.S. Variance Risk Premium Master Fund (the “U.S. VRP Master Fund” and, collectively with the U.S. Small Cap VRP Fund and the U.S. Large Cap VRP Fund, the “U.S. VRP Funds”), Stone Ridge International Developed Markets Variance Risk Premium Fund (the “Developed Markets VRP Fund”) and Stone Ridge Global Equity Variance Risk Premium Master Fund (the “Global VRP Master Fund”). Prior to the meeting, the Independent Trustees received a memorandum from independent counsel describing their responsibilities in connection with the approval of the Existing Agreements. In evaluating each Existing Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Existing Agreements.

The Board noted that the U.S. VRP Master Fund pursues its investment objective and principal investment strategies by investing in a combination of the U.S. Large Cap VRP Fund and the U.S. Small Cap VRP Fund (the “Underlying U.S. VRP Funds”) and the Global VRP Master Fund pursues its investment objective and principal investment strategies by investing in a combination of the Underlying U.S. VRP Funds and the Developed Markets VRP Fund (the Developed Markets VRP Fund together with the Underlying U.S. VRP Funds, the “Underlying Funds”). As a result, some of the information the Board took into consideration as part of its review of the Existing Agreements for the U.S. VRP Master Fund and the Global VRP Master Fund (collectively, the “VRP Master Funds”) related to the Underlying Funds.

The Board’s consideration of each Existing Agreement included but was not limited to: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Funds and the Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with each Fund; and (4) the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect such economies of scale for the benefit of shareholders of the Funds. In determining whether to approve the continuation of the Existing Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the investment management services provided by the Adviser, including management of each Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; the unique and complex nature of the Funds’ investment programs in the registered fund space; investment selection and monitoring; selection of trading counterparties and order management; the creation and implementation of ongoing analytical and risk management strategies; the Adviser’s investment in infrastructure, proprietary software, technology and personnel needed to implement each Fund’s investment program; and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities. For each of the U.S. VRP Master Fund and the Global VRP Master Fund, the Board considered the Adviser’s responsibilities in selecting and weighting such Funds’ investments in the appropriate Underlying Funds and the ongoing monitoring of such selection.

The Board also considered other services provided by the Adviser, including proxy voting (to the extent applicable), monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Funds. In addition, the Board considered the qualifications and professional backgrounds of the Adviser’s personnel who provide significant advisory or other services to each Fund under the applicable Existing Agreement and analyzed the Adviser’s ongoing

Stone Ridge Funds	Annual Report	October 31, 2018

Additional Information (Unaudited)

ability to service the Funds through such personnel. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the continuation of the Existing Agreements.

In considering the investment performance of the Funds and the Adviser, the Board reviewed information provided by the Adviser relating to each Fund’s performance together with the performance of each Fund’s corresponding index or indexes (where applicable). For the High Yield Reinsurance Fund, the Board considered the performance information for the 1 month, 3 month, 6 month, 1 year and 3 year periods ended August 31, 2018 as well as for the period ended August 31, 2018 since the Fund’s inception. For the U.S. VRP Funds, the Board considered the performance information for the 1 month, 3 month, 6 month, 1 year and 3 year periods ended August 31, 2018 as well as for the period ended August 31, 2018 since each Fund’s inception. For the Developed Markets VRP Fund, the Board considered the performance information for the 1 month, 3 month, 6 month, 1 year and 3 year periods ended August 31, 2018 as well as for the period ended August 31, 2018 since the Fund’s inception. For the Global VRP Master Fund, the Board considered the performance information for the 1 month, 3 month, 6 month, 1 year and 3 year periods ended August 31, 2018 as well as for the period ended August 31, 2018 since the Fund’s inception. The Board also reviewed performance information for funds within Morningstar categories that include multi-alternative and managed futures (for the U.S. VRP Funds, except the U.S. VRP Master Fund), alternative strategies funds that invest greater than 15% of their assets in foreign securities (for the Developed Markets VRP Fund), non-traditional bond funds (for the High Yield Reinsurance Fund) and alternative strategies funds, limited to funds-of-funds that invest in affiliated underlying funds (for the VRP Master Funds), in each case, with specified characteristics and within a specified size range relative to the Funds, as determined by the Adviser in consultation with the Funds’ third-party administrator (the “peer groups”). The Board considered the performance information for any comparable registered investment funds managed by the Adviser. The Board also considered the Adviser’s explanation that it does not manage any other accounts with strategies similar to those of the Funds and that there are very few, if any, funds that follow investment strategies similar to those of the Funds due to the unique nature of the Funds’ investment strategies among registered funds, thus making it difficult to identify appropriate peer groups for the Funds and that the peer groups identified were based on an assessment of how the Adviser and the Funds’ third-party administrator believed Morningstar would likely categorize the Funds. The Board, including the Independent Trustees, concluded that each Fund’s performance and/or other relevant factors supported the renewal of the Existing Agreement relating to that Fund.

In considering the cost of services provided and the benefits realized by the Adviser from its relationship with each Fund, the Board considered the fees paid under each Existing Agreement, the expense ratio for each Fund and any contractual expense limitation undertaken by the Adviser. The Board took into consideration that the VRP Master Funds are not charged a management fee under the applicable Existing Agreement. They noted that, because each of the VRP Master Funds invests in the applicable Underlying Funds, each of which pays the Adviser a management fee, the Adviser receives additional fees from the Underlying Funds as a result of each VRP Master Fund’s investments in the applicable Underlying Funds. In considering the appropriateness of the management fees, expense ratios and expense limitations applicable to the Funds, the Board also compared this data against the corresponding information for the funds in the applicable peer group. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability and the benefits that the Adviser derives from the Existing Agreements. The Board also noted that the Adviser may receive reputational benefits from its relationships with the Funds. Based on the foregoing information and other factors deemed relevant, the Board, including the Independent Trustees, concluded that the management fee arrangements applicable to each of the Funds pursuant to the Existing Agreements were fair and reasonable and that the costs of the services the Adviser provided and the related benefits to the Adviser in respect of its relationships with the Funds supported the continuation of the Existing Agreements.

Finally, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Funds grow and whether the Funds’ fee levels reflect such economies of scale, such as through breakpoints in their investment management fees or through expense waiver and/or limitation agreements. The Board noted the Adviser’s views regarding its ability to achieve economies of scale in respect of the different asset classes represented by the Funds’ investment programs. In addition, the Board noted that each of the Funds, other than the U.S. VRP Master Fund, was subject to a contractual expense limitation agreement. The Board noted that the Adviser generally sets the expense limitations for the Funds, if any, at levels that it believes reflect market levels for the services provided to, and expenses borne by, the Funds. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale currently are shared with the Funds supported the continuation of the Existing Agreements.

Stone Ridge Funds	Annual Report	October 31, 2018

Additional Information (Unaudited)

Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the continuation of each of the Existing Agreements was in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that each of the Existing Agreements should be continued for a one-year period.

2. Disclosure Regarding Fund Trustees and Officers

Independent Trustees(1)
NAME (YEAR OF BIRTH)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(4)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	since 2012	Self-employed (personal investing) since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (private equity firm) until 2011	15	None.

Daniel Charney (1970)	Trustee	since 2012	Managing Director and Co-President, Cowen and Company, Cowen, Inc. (financial services firm) since 2012	15	None.

Interested Trustee
NAME (YEAR OF BIRTH)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(4)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Ross Stevens(5) (1969)	Trustee, Chairman	since 2012	Founder, Chief Executive Officer and President of Stone Ridge since 2012	15	None.

(1)	Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act.
(2)	Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(3)	Each Trustee serves until resignation or removal from the Board.
(4)	The Fund Complex includes the Trust and Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.
(5)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

Stone Ridge Funds	Annual Report	October 31, 2018

Additional Information (Unaudited)

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.855.609.3680

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2012	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012.

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016; prior to that Associate at Ropes & Gray LLP (law firm).

Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since February 2018	Supervising Fund Controller at the Adviser, since 2015; prior to that Controller at Owl Creek Asset Management L.P. (investment advisory firm).

Alexander Nyren (1980)	Assistant Secretary	since January 2018	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

Richard Taylor (1980)	Assistant Treasurer	since 2015	Head of Operations of the Adviser, since 2013; prior to that Budget Analyst at Integrated Rehabilitation and Recovery Care Service (construction firm) and Head of Operations at Ruby Capital Partners LLP (investment advisory firm).

David Thomas (1980)	Assistant Treasurer	since July 2018	Member of Operations team at the Adviser, since 2015; prior to that member of Operations team at KCG Holdings, Inc. (financial services firm).

Anthony Magliacca (1984)	Assistant Treasurer	since July 2018	Member of Operations team at the Adviser, since 2016; prior to that member of Operations team at Two Sigma Investments LP (investment management firm).

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	Each of the Officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.
(3)	The term of office of each Officer is indefinite.

3. Shareholder Notification of Federal Tax Status

For the fiscal year ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PERCENTAGES
High Yield Fund	0.00%
U.S. Large Cap VRP Fund	0.00%
U.S. Small Cap VRP Fund	0.00%
U.S. VRP Master Fund	0.00%
International Developed Markets Fund	0.00%
Global Equity VRP Master Fund	0.00%

Stone Ridge Funds	Annual Report	October 31, 2018

Additional Information (Unaudited)

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year October 31, 2018 was as follows:

PERCENTAGES
High Yield Fund	0.00%
U.S. Large Cap VRP Fund	0.00%
U.S. Small Cap VRP Fund	0.00%
U.S. VRP Master Fund	0.00%
International Developed Markets Fund	0.00%
Global Equity VRP Master Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

PERCENTAGES
High Yield Fund	0.00%
U.S. Large Cap VRP Fund	100.00%
U.S. Small Cap VRP Fund	100.00%
U.S. VRP Master Fund	0.00%
International Developed Markets Fund	100.00%
Global Equity VRP Master Fund	1.32%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for each Fund were as follows (unaudited).

PERCENTAGES
High Yield Fund	0.00%
U.S. Large Cap VRP Fund	11.67%
U.S. Small Cap VRP Fund	15.26%
U.S. VRP Master Fund	0.04%
International Developed Markets Fund	6.93%
Global Equity VRP Master Fund	0.21%

Shareholders should not use the above information to prepare their tax returns. Since each Fund’s fiscal year is not the calendar year, another notification will be made available with respect to calendar year 2018. Such notification, which will reflect the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with shareholder year-end tax reporting and will be made available in February 2019. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in each of the Funds.

4. Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available without charge on the SEC’s website www.sec.gov and is available by calling 1.855.609.3680. You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

5. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

Stone Ridge Funds	Annual Report	October 31, 2018

Investment Adviser

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

Independent Registered Public Accounting Firm

Ernst & Young LLP

220 South 6th Street

Minneapolis, MN 55402

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.

1290 Broadway #1100

Denver, CO 80203

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC,

doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Stone Ridge Funds P.O. Box 701 Milwaukee, WI 53201-0701 855-609-3680 www.stoneridgefunds.com	SQANNU

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not included as “audit services”. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Funds’ tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” refer to the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$311,667	$417,664
Audit-Related Fees	$0	$0
Tax Fees	$125,612	$148,000
All Other Fees	$0	$0

To the extent required by applicable law, pre-approval by the audit committee is needed for all audit and permissible non-audit services rendered to the registrant and all permissible non-audit services rendered to Stone Ridge Asset Management LLC (the “Adviser”) or to various entities either controlling, controlled by, or under common control with the Adviser that provide ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. Pre-approval is currently on an engagement-by-engagement basis.

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The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits waiver of pre-approval, if certain conditions are satisfied) were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant. The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2018	FYE 10/31/2017
Registrant	$125,612	$148,000
Registrant’s Investment Adviser	$182,600	$432,989

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Stone Ridge Trust

By (Signature and Title)*	/s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date	1/10/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date	1/10/19

By (Signature and Title)*	/s/ Anthony Zuco
Anthony Zuco, Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer

Date	1/10/19

* Print the name and title of each signing officer under his or her signature.

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